       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2012.

                                                            FILE NOS. 333-137860
                                                                       811-07727
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER

                         THE SECURITIES ACT OF 1933                         [  ]


                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 14                       [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER

                     THE INVESTMENT COMPANY ACT OF 1940                     [  ]


                                  Amendment No. 15                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               (Name of Depositor)

                               1 SUNAMERICA CENTER

                       LOS ANGELES, CALIFORNIA 90067-6121

              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000


                             MALLARY L. REZNIK, ESQ.
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER

                       LOS ANGELES, CALIFORNIA 90067-6121

      (Name and Address of Agent for Service for Depositor and Registrant)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 30, 2012 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in Variable Annuity Account Five of SunAmerica Annuity and Life Assurance Company under variable annuity contracts.

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--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE



                              PART A -- PROSPECTUS



Incorporated by reference to the Prospectus as filed under Form N-4, Post-Effective Amendment No. 13 under the Securities Act of 1933 and Amendment No. 14 under the Investment Company Act of 1940, File Nos. 333-137860 and 811-07727, filed on August 26, 2011, Accession No. 0000950123-11-080531.



A supplement dated April 30, 2012 to the Prospectus is included in Part A of this Post-Effective Amendment No. 14 under the Securities Act of 1933 and Amendment No. 15 under the Investment Company Act of 1940, File Nos. 333-137860 and 811-07727.

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Seasons Select II Variable
                                                Annuity (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Seasons Select II
                                                Variable Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
                          VARIABLE ANNUITY ACCOUNT FIVE
                                SUPPLEMENT TO THE
                  SEASONS SELECT II VARIABLE ANNUITY PROSPECTUS
                              DATED AUGUST 29, 2011
--------------------------------------------------------------------------------

THE DATE OF THE PROSPECTUS HAS BEEN CHANGED TO APRIL 30, 2012. ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO APRIL 30, 2012.

THE FOLLOWING REPLACES THE UNDERLYING FUND EXPENSES IN THE FEE TABLE SECTION OF THE PROSPECTUS:

UNDERLYING FUND EXPENSES (AS OF DECEMBER 31, 2011)

TOTAL ANNUAL UNDERLYING FUND EXPENSES                    MINIMUM   MAXIMUM
-------------------------------------                    -------   -------
(expenses that are deducted from Trusts assets,
including management fees, 12b-1 fees, if applicable,
and other expenses)                                        0.67%     1.42%


THE FOLLOWING REPLACES THE MAXIMUM AND MINIMUM EXPENSE EXAMPLES IN THE
PROSPECTUS:

        MAXIMUM AND MINIMUM EXPENSE EXAMPLES IF YOU ELECT SEASONS REWARDS

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.80%, (including the optional Maximum Anniversary Value Death Benefit (0.15%) and EstatePlus (0.25%)), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.42%).

(1) If you surrender your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                    $1,363     $2,094     $2,932     $4,709
                    ========================================


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                     $463      $1,394     $2,332     $4,709
                    ========================================


MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.67%)

(1) If you surrender your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                    $1,115     $1,364     $1,739     $2,452
                    ========================================


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                     $215       $664      $1,139     $2,482
                    ========================================

    MAXIMUM AND MINIMUM EXPENSE EXAMPLES IF YOU DO NOT ELECT SEASONS REWARDS

THE FOLLOWING REPLACES THE MAXIMUM AND MINIMUM EXPENSE EXAMPLES IN THE
PROSPECTUS:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.80%, (including the optional Maximum Anniversary Value Death Benefit (0.15%), and EstatePlus (0.25%)), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.42%).

(1) If you surrender your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                    $1,163     $1,994     $2,732     $4,709
                    ========================================


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                     $463      $1,394     $2,332     $4,709
                    ========================================


MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.67%)

(1) If you surrender your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                     $915      $1,264     $1,539     $2,452
                    ========================================


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                     $215       $664      $1,139     $2,452
                    ========================================


THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER THE SUBHEADING, "OWNERSHIP STRUCTURE OF THE COMPANY" IN THE OTHER INFORMATION SECTION OF THE PROSPECTUS:

SunAmerica Annuity and US Life are indirect, wholly owned subsidiaries of American International Group, Inc. (AIG), a Delaware corporation.

AIG is a leading international insurance organization serving customers in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust established for the sole benefit of the United States Department of Treasury (the "Department of the Treasury"), held all of the outstanding Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG Common Stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the United States Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock.

On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for AIG Common Stock which was transferred by the trust to the Department of the Treasury. The Series E and Series F Stock were exchanged for interests in certain special purpose entities.

As a result of the Recapitalization, AIG is controlled by the Department of Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG Common Stock representing approximately 92 percent of AIG Common Stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG Common Stock by the Department of Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.

Dated: April 30, 2012

                Please keep this Supplement with your Prospectus

                       STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT FIVE

                       SEASONS SELECT II VARIABLE ANNUITY



This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated April 30, 2012, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling (800) 445-7862 or by written request addressed to:


                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL 30, 2012.

                               TABLE OF CONTENTS

Separate Account and the Company...........................................    3

General Account............................................................    4

Master-Feeder Structure....................................................    5

Performance Data...........................................................    6

Annuity Income Payments....................................................   10

Annuity Unit Values........................................................   11

Taxes......................................................................   15

Broker-Dealer Firms Receiving Revenue Sharing Payments.....................   25

Distribution of Contracts..................................................   26

Financial Statements

   Separate Account Financial Statements...................................   26

   SunAmerica Annuity and Life Assurance Company...........................   26

   American International Group, Inc. Financial Information................   27

SEPARATE ACCOUNT AND THE COMPANY
--------------------------------------------------------------------------------

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Anchor National was incorporated in the State of California on April 12, 1965. Anchor National redomesticated to the State of Arizona on January 1, 1996. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company (the "Company"). These were name changes only and did not affect the substance of any contract.

The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios, or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying
Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).


GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

MASTER-FEEDER STRUCTURE
--------------------------------------------------------------------------------

The following Underlying Funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management Corp. ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the Underlying Fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

     - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder
       Fund advisory fees for as long as the Feeder Funds invest in a Master
       Fund); and

     - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------

                   Base Period Return = (EV - SV - CMF)/(SV)

For contracts with the Seasons Rewards Program:
-----------------------------------------------

                 Base Period Return = (EV - SV - CMF + E)/(SV)

    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days

        E = Premium Enhancement Rate, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER PORTFOLIOS

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
-----------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Variable Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already the contract with or without the Seasons Rewards Program. However, we will not report performance for the contract featuring the Seasons Rewards Program, unless net of withdrawal charges.

The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.


ANNUITY INCOME PAYMENTS
--------------------------------------------------------------------------------

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

     The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Annuity Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Annuity Income Payment. The number of Annuity Units determined for the first variable Annuity Income Payment remains constant for the second and subsequent monthly variable Annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.


ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the Underlying Funds in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of
3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of
3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly annuity income payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.


Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                     TAXES
--------------------------------------------------------------------------------

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the

Contracts should seek competent financial advice about the tax consequences of any distributions.


On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions, designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs, designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     -    after attainment of age 59 1/2;

     -    when paid to your beneficiary after you die;

     -    after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     -    dividends paid with respect to stock of a corporation described in IRC
          Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     -    distributions from IRAs for higher education expenses;

     -    distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply; and

     - The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS


The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.


TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules could have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a contract or custodial account in a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. The IRS made this earlier guidance permanent in Revenue Procedure 2008-24, superseding Notice 2003-51, although it shortened the presumption period from 24 months to 12 months. Revenue Procedure 2008-24 provides that a transfer will be treated as a tax-free exchange under Code section 1035 if either (a) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in exchange (the date of transfer); or (b) the taxpayer demonstrates that one of the conditions described in Code section 72(q) or any similar life event (such as divorce or loss of employment) occurred between the date of the transfer and the date of the withdrawal or surrender. We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied. Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS


The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities


Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2012 is the lesser of 100% of includible compensation or $17,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2012 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2012 may not exceed the lesser of $50,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


(c) Individual Retirement Annuities


Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2012 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2012. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2012 of less than $92,000, your contribution may be fully deductible; if your income is between $92,000 and $112,000, your contribution may be partially deductible and if your income is $112,000 or more, your contribution may not be deductible. If you are single and your income in 2012 is less than $58,000, your contribution may be fully deductible; if your income is between $58,000 and $68,000, your contribution may be partially deductible and if your income is $68,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2012 is between $173,000 and $183,000, your contribution may be partially deductible.


(d) Roth IRAs


Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2012 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2012. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2012 is less than:
$173,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan if certain conditions are met. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS


The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2011, from SunAmerica Annuity and Life Assurance Company and United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

BancWest Investment Services, Inc.
CCO Investment Services Corporation
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Financial Network Investment Corporation
FSC Securities Corp.
Infinex Investments, Inc.
ING Financial Partners, Inc.
Janney Montgomery Scott LLC.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
UBS Financial Services Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                  MARKETING EXPENSE PAYMENTS TO AMERICAN FUNDS

Pursuant to an agreement between the Company, Capital Research and Management Company and American Funds Distributors, Inc. ("AFD"), the Company will pay to AFD a marketing expense allowance for AFD's marketing assistance equal to 0.16% of Purchase Payments invested in Underlying Funds of American Funds Insurance Series. This expense is not paid directly by contract Owners.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPARATE ACCOUNT FINANCIAL STATEMENTS


The following financial statements of Variable Annuity Account Five are incorporated by reference in this Statement of Additional Information to Form N-4, Post-Effective Amendment No. 13 under the Securities Act of 1933 and Amendment No. 14 under the Investment Company Act of 1940, File Nos. 333-137860 and 811-07727, filed on August 26, 2011, Accession No. 0000950123-11-080531.

     -   Report of Independent Registered Public Accounting Firm

     -   Statements of Assets and Liabilities, April 30, 2011

     -   Schedules of Portfolio Investments, April 30,2011

     -   Statements of Operations for the year ended April 30, 2011


     - Statements of Changes in Net Assets for the years ended April 30, 2011 and 2010

     -   Notes to Financial Statements

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY FINANCIAL STATEMENTS


The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included in this Statement of Additional Information:

     -   Report of Independent Registered Public Accounting Firm

     -   Consolidated Balance Sheets -- December 31, 2011 and 2010

     - Consolidated Statements of Income (Loss) -- Years Ended December 31, 2011, 2010 and 2009

     - Consolidated Statements of Comprehensive Income (Loss) -- Years Ended December 31, 2011, 2010 and 2009

     - Consolidated Statements of Shareholder's Equity -- Years Ended December 31, 2011, 2010 and 2009

     - Consolidated Statements of Cash Flows -- Years Ended December 31, 2011, 2010 and 2009

     -   Notes to Consolidated Financial Statements


The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The audited financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION


On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.

The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K filed on February 23, 2012, for the year ended December 31, 2011, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

American International Group, Inc. does not underwrite any insurance policy referenced herein.

The consolidated financial statements of AIA Group Limited incorporated into this Statement of Additional Information by reference to American International Group's Amendment No. 1 on Form 10-K/A have been so incorporated in reliance upon the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                 INDEX TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                  Page
                                                                Number(s)
                                                                ---------
Report of Independent Registered Public Accounting Firm           -

Consolidated Balance Sheets - December 31, 2011 and 2010         1 to 2

Consolidated Statements of Income (Loss) -
  Years Ended December 31, 2011, 2010 and 2009                     3

Consolidated Statements of Comprehensive Income (Loss) -
  Years Ended December 31, 2011, 2010 and 2009                     4

Consolidated Statements of Shareholder's Equity - Years Ended
  December 31, 2011, 2010 and 2009                                 5

Consolidated Statements of Cash Flows - Years Ended
  December 31, 2011, 2010 and 2009                               6 to 7

Notes to Consolidated Financial Statements                       8 to 62

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of SunAmerica Annuity and Life Assurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows present fairly, in all material respects, the financial position of SunAmerica Annuity and Life Assurance Company, an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 25, 2012

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                          December 31,
                                                                   ---------------------------
                                                                      2011             2010
                                                                   ------------      ---------
                                                                          (In millions)
ASSETS:
Investments:
     Fixed maturity securities, available for sale, at fair value
       (amortized cost:  2011 - $3,486; 2010 - $2,575)             $      3,588      $   2,620
     Fixed maturity securities, trading, at fair value                       20             19
     Hybrid securities, trading, at fair value                               12              -
     Mortgage and other loans receivable (net of allowance:
       2011 - $14; 2010 - $21)                                              403            395
     Policy loans                                                           105            116
     Mutual funds, at fair value                                              1              1
     Partnerships (portion measured at fair value:  2011 - $2;
       2010 - $2)                                                           203            194
     Derivative assets, at fair value                                       131            131
     Short-term investments (portion measured at fair value:
       2011 - $157; 2010 - $491)                                            277            706
                                                                   ------------      ---------
Total investments                                                         4,740          4,182


Cash                                                                        212             76
Accrued investment income                                                    41             37
Income taxes receivable from Parent                                           -             38
Deferred policy acquisition costs                                           516            612
Deferred sales inducements                                                   93            108
Deferred tax asset                                                          348              7
Amounts due from related parties                                             49             16
Receivable from brokers                                                       3              1
Other assets                                                                 84             84
Separate account assets, at fair value                                   21,039         22,685
                                                                   ------------      ---------
TOTAL ASSETS                                                       $     27,125      $  27,846
                                                                   ============      =========

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)

                                                                            December 31,
                                                                -----------------------------------
                                                                     2011                2010
                                                                -------------         -------------
                                                                          (In millions)
LIABILITIES AND SHAREHOLDER'S EQUITY:
Liabilities:
Policyholder contract deposits                                  $       4,543         $      3,649
Future policy benefits                                                    417                  379
Income taxes payable to Parent                                            102                    -
Payable to brokers                                                          -                    3
Other liabilities                                                         201                  220
Separate account liabilities                                           21,039               22,685
                                                                --------------        ------------
TOTAL LIABILITIES                                                      26,302               26,936
                                                                --------------        ------------

COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 10)

SHAREHOLDER'S EQUITY:
 Common stock, $1,000 par value, 4,000 shares authorized,
   3,511 shares issued and outstanding                                      4                    4
 Additional paid-in capital                                             1,249                1,245
 Accumulated deficit                                                     (486)                (372)
 Accumulated other comprehensive income                                    56                   33
                                                                --------------        ------------
TOTAL SHAREHOLDER'S EQUITY                                                823                  910
                                                                --------------        ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                      $      27,125         $     27,846
                                                                ==============        ============

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                                      Years ended December 31,
                                                                          ------------------------------------------------
                                                                             2011               2010               2009
                                                                          ----------         ---------          ----------
                                                                                          (In millions)
REVENUES:
     Fee income:
          Variable annuity fees, net of reinsurance                       $      516         $     470           $     424
          Asset management fees                                                   41                40                  35
          Universal life insurance policy fees, net of reinsurance                23                25                  28
          Surrender charges                                                       13                15                  20
          Other fee income                                                        13                13                  11
                                                                          ----------         ---------           ---------
     Total fee income                                                            606               563                 518

     Net investment income                                                       211               206                 208
     Net realized investment gain (loss):
          Total other-than-temporary impairment losses on
            available for sale securities                                        (25)              (54)               (159)
          Portion of other-than temporary impairments on available for sale fixed maturity securities recognized in accumulated
            other comprehensive income (loss)                                      2               (15)                 35
                                                                          ----------         ---------           ---------
          Net other-than-temporary impairments on available for sale
            fixed maturity securities recognized in net income (loss)            (23)              (69)               (124)
          Other realized investment gains (losses)                              (282)              151                 318
                                                                          ----------         ---------           ---------
     Total net realized investment gain (loss)                                  (305)               82                 194
                                                                          ----------         ---------           ---------
TOTAL REVENUES                                                                   512               851                 920
                                                                          ----------         ---------           ---------

BENEFITS AND EXPENSES:
     Interest credited on policyholder contract deposits                         131               129                 133
     Amortization of deferred sales inducements                                   47                71                 103
     Policyholder benefits                                                       119                32                 196
     Amortization of deferred policy acquisition costs                           316               221                 523
     General and administrative expenses, net of deferrals                       140               166                 176
     Commissions, net of deferrals                                                98                88                  75
                                                                          ----------         ---------           ---------
TOTAL BENEFITS AND EXPENSES                                                      851               707               1,206
                                                                          ----------         ---------           ---------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                               (339)              144                (286)

INCOME TAX EXPENSE (BENEFIT)                                                    (225)               55                (115)
                                                                          ----------         ---------           ---------
NET INCOME (LOSS)                                                         $     (114)        $      89           $    (171)
                                                                          ==========         =========           =========

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                          Years ended December 31,
                                                                  ------------------------------------------
                                                                      2011             2010          2009
                                                                  ------------       --------      --------
                                                                             (In millions)
NET INCOME (LOSS)                                                 $       (114)      $    89       $   (171)
                                                                  ------------       -------       --------

OTHER COMPREHENSIVE INCOME (LOSS):

     Net unrealized gains of fixed maturity investments on
       which other-than-temporary credit impairments were
       taken net of reclassification adjustments                            55           161            302
     Deferred income tax benefit (expense) on above changes                (19)          (57)          (106)

     Net unrealized gains on all other invested assets
       arising during the period                                             -             -              3
     Deferred income tax expense on above changes                            -             -             (1)

     Adjustment to deferred policy acquisition costs and
       deferred sales inducements                                           (7)            -              -
     Deferred income tax benefit on above changes                            2             -              -

     Foreign currency translation adjustments                                -             -              2
     Deferred income tax expense on above changes                            -             -             (1)

     Insurance loss recognition                                            (13)            -              -
     Deferred income tax benefit on above changes                            5             -              -
                                                                  ------------       -------       --------

OTHER COMPREHENSIVE INCOME                                                  23           104            199
                                                                  ------------       -------       --------

COMPREHENSIVE INCOME (LOSS)                                       $        (91)      $   193       $     28
                                                                  ============       =======       ========

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                 Years ended December 31,
                                                         ---------------------------------------
                                                              2011             2010          2009
                                                         -------------       ---------    -----------
                                                                       (In millions)
COMMON STOCK:
   Balance at beginning and end of year                  $           4       $       4     $        4
                                                         -------------       ---------      ---------

ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  1,245           1,224          1,220
      Capital contribution from Parent (see Note 11)                 4              21              4
                                                         -------------       ---------      ---------
   Balance at end of year                                        1,249           1,245          1,224
                                                         -------------       ---------      ---------

ACCUMULATED DEFICIT:
   Balance at beginning of year                                   (372)           (461)          (466)
      Cumulative effect of accounting change, net of tax             -               -            176
      Net income (loss)                                           (114)             89           (171)
                                                         -------------       ---------      ---------
   Balance at end of year                                         (486)           (372)          (461)
                                                         -------------       ---------      ---------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                                     33             (71)          (127)
      Cumulative effect of accounting change, net of tax             -               -           (143)
      Other comprehensive income                                    23             104            199
                                                         -------------       ---------      ---------
   Balance at end of year                                           56              33            (71)
                                                         -------------       ---------      ---------

TOTAL SHAREHOLDER'S EQUITY                               $         823       $     910      $     696
                                                         =============       =========      =========

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       Years ended December 31,
                                                             -------------------------------------------
                                                                 2011             2010           2009
                                                             -----------       ---------       ---------
                                                                            (In millions)
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)                                            $      (114)      $      89       $    (171)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS)
   TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
   Net realized investment (gain) loss                               305             (82)           (194)
   Interest credited on policyholder contract deposits               131             129             133
   Amortization of deferred sales inducements                         47              71             103
   Amortization of deferred policy acquisition costs                 316             221             523
   Equity in income of partnerships                                  (10)            (25)            (37)
   Accretion of net discount on investments                          (20)             (7)             (8)
   Provision for deferred income tax (benefit)                      (353)             77             177
   Unrealized (gains) losses in earnings - net                         -              (8)              -
   Capitalized interest                                               (8)             (9)             (9)
   Change in:
      Accrued investment income                                       (4)             (2)              4
      Deferral of deferred acquisition costs                        (240)           (172)            (87)
      Income taxes receivable from/payable to Parent                 140             253            (370)
      Due from/to related parties                                    (33)            (30)              6
      Other assets                                                     -               5              (7)
      Future policy benefits                                          38             (54)             40
      Other liabilities                                              (18)             19              21
   Other, net                                                         (6)             (9)             24
                                                             -----------       ---------       ---------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                         171             466             148
                                                             -----------       ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of:
   Fixed maturity securities                                      (1,461)           (983)           (249)
   Mortgage and other loans receivable                               (35)            (60)            (19)
   Derivatives                                                      (188)           (150)           (949)
   Other investments, excluding short-term investments               (13)              -               -
Sales of:
   Fixed maturity securities                                         229             233             205
   Equity securities                                                   -               1               -
   Partnerships                                                        -               1               7
   Derivatives                                                       325              76             255
   Other investments, excluding short-term investments                 -              18              (2)
Redemptions and maturities of:
   Fixed maturity securities                                         321             128             302
   Mortgage and other loans receivable                                33              46              47
Policy loans issued                                                   (4)             (9)             (9)
Payments received on policy loans                                     23              30              41
Net change in short-term investments                                 429              78             623
                                                             -----------       ---------       ---------
   NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES       $      (341)      $    (591)      $     252
                                                             -----------       ---------       ---------

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                            Years ended December 31,
                                                            -----------------------------------------------------
                                                                  2011                2010                 2009
                                                            -------------          -------------        ---------
                                                                                 (In millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                               $       1,230          $        850         $     354
Policyholder account withdrawals                                     (353)                 (346)             (475)
Net exchanges to/(from) separate accounts                            (377)                 (212)             (201)
Claims and annuity payments, net of reinsurance                      (194)                 (184)             (181)
Capital contribution                                                    -                    31                 -
                                                            -------------          ------------         ---------
     NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES              306                   139              (503)
                                                            -------------          ------------         ---------
INCREASE (DECREASE) IN CASH                                           136                    14              (103)
CASH AT BEGINNING OF PERIOD                                            76                    62               165
                                                            -------------          ------------         ---------
CASH AT END OF PERIOD                                       $         212          $         76         $      62
                                                            =============          ============         =========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes received from (paid to) Parent                 $          12          $        275         $     (78)
                                                            =============          ============         =========

Non-cash activity:
     Bonus interest and other deferrals credited to
       policyholder contract deposits                       $          19          $         14         $      11
                                                            =============          ============         =========
     Capital contribution of fixed and other assets
       and assumption of liabilities                        $           -          $        (10)        $       4
                                                            =============          ============         =========

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   NATURE OF OPERATIONS

SunAmerica Annuity and Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of SAFG Retirement Services, Inc. ("SAFGRS"), a wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts for use within retirement savings and income market. The Company owns 100 percent of the outstanding capital stock of its consolidated subsidiary, SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: SunAmerica Capital Services, Inc. ("SACS") and SunAmerica Fund Services, Inc. ("SFS").

SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing agent, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable annuity subaccounts offered within the Company's variable annuity products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, the financial condition of AIG, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets and individual longevity. The Company has treaties to reinsure a majority of the guaranteed minimum income benefits and a small portion of the guaranteed death benefits for equity and mortality risk on its variable annuity contracts. Such risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility.

Products for the annuity operations and asset management operations are marketed through affiliated and non-affiliated independent broker-dealers, full-service securities firms and financial institutions. From time to time, certain non-affiliated distribution firms may represent a 10 percent or greater concentration of premiums received. In each of the years ended December 31, 2011, 2010 and 2009, a different non-affiliated selling organization in the annuity operations represented 15 percent, 19 percent and 16 percent of premiums received, respectively. With respect to the annuity operations, no other non-affiliated selling organization was responsible for 10 percent or more of premiums received for any such period. One non-affiliated selling organization in the asset management operations represented 21 percent of deposits in 2011 and 2010. Two non-affiliated selling organizations in the asset management operations represented 16 percent and 11 percent of sales in 2009. With respect to the asset management operations, no other non-affiliated selling organization was responsible for 10 percent or more of sales for any such period.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1  PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions are those relating to items considered by management in the determination of:

     -    future  policy  benefits;
     -    policyholder  contract  deposits;
     -    recoverability  of  deferred  policy  acquisition  costs  ("DAC");
     -    estimated  gross  profits  ("EGPs")  for investment-oriented products;
     -    other-than-temporary  impairments;
     - estimates with respect to income taxes, including recoverability of deferred tax assets; and
     - fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed").

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

2.2  INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period.

2.3 INVESTMENTS

FIXED MATURITY, HYBRID AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available for sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of DAC and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in earnings at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3  INVESTMENTS (CONTINUED)

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity securities and hybrid securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II and hybrid securities. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

IMPAIRMENT POLICIES

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income
(loss). The Company refers to both credit impairments and non-credit impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - EFFECTIVE APRIL 1, 2009 AND THEREAFTER

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3  INVESTMENTS (CONTINUED)

In periods subsequent to the recognition of an other-than-temporary impairment charge that are not foreign exchange related for available for sale fixed maturity securities, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset-backed securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of these securities.

When estimating future cash flows for a structured fixed maturity security (e.g. RMBS, CMBS, CDO and ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

     -    Current delinquency  rates;
     -    Expected default  rates  and  the  timing  of  such defaults;
     -    Loss severity  and  the  timing  of  any  recovery;  and
     -    Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro-economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

IMPAIRMENT POLICY - EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities candidates for other-than-temporary impairment if they meet any of the following criteria:

     - The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);
     - A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or
     - The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3  INVESTMENTS (CONTINUED)

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary ("severity losses").

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage and other loans are classified as loans held for investment.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans are fully collateralized by the cash surrender value of the policy.

MUTUAL FUNDS

Mutual funds consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

PARTNERSHIPS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest or less than a five percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partners or manager of each of these investments, which is one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor a trader in derivative instruments. See Note 5 for additional discussion of derivatives.

The Company issues or has issued certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. The GMAV and GMWB are considered embedded policy derivatives that are required to be bifurcated from the host contract and carried at fair value. See Notes 2.7 and 8 for further discussion of GMAV and GMWB. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded and over-the-counter options and exchange traded futures. Exchange traded options and futures are marked to market using observable market quotes while over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The reserves for GMAV and GMWB embedded policy derivatives are included in policyholder contract deposits and all other derivatives are reported in derivative assets or derivative liabilities in the consolidated balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment gain (loss) in the consolidated statements of income (loss).

SHORT-TERM INVESTMENTS

Short-term investments consist of interest-bearing money market funds, investment pools and investments with original maturities within one year from the date of purchase, such as commercial paper.

2.4 CASH

Cash represents cash on hand and non-interest bearing demand deposits.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.5  DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the annuity contracts. EGPs are composed of net investment income, net realized investment gains and losses, variable annuity fees, surrender charges, direct administrative expenses, and mortality and morbidity gains and losses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in earnings as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

DAC for investment-type products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income
(loss).

With respect to the Company's variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is 7.5 percent.

The Company currently offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holders are primarily reflected in separate account liabilities in the consolidated balance sheet. The cost of sales inducements is deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus amounts must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus amounts, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.6  SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options and minimum guarantees made by the Company with respect to certain policies. The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets with an equivalent liability in the consolidated balance sheet. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income
(loss), comprehensive income (loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statements of income (loss).

2.7 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statements of income (loss), as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB and GMAV, accounted for as embedded policy derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gain (loss) in the consolidated statements of income (loss).

GMWB is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the contract holder at the time of contract issuance and depending on the provisions of the feature elected, this feature can provide a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and /or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMAV is a feature that was offered on certain variable annuity products from the third quarter of 2002 to May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded policy derivatives was modified during 2010, primarily with respect to the discount rates applied to certain projected benefits payments. See Notes 3.1 and 8 for further discussion of GMWB and GMAV.

The Company recorded an increase of approximately $3.5 million in the estimated reserves for IBNR death claims in 2011 in conjunction with the use of the Social Security Death Master File ("SSDMF") to identify potential claims not yet filed. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that industry-wide regulatory inquiries, audits and other regulatory activity could result in the payment of additional death claims, additional escheatment of funds deemed abandoned under state laws, administrative penalties and interest.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.8  FUTURE POLICY BENEFITS

Future policy benefits include the Company's liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB").

A GMDB feature is issued on substantially all of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims may exceed contract holder account balances, and that the fees collected under the contract and reinsurance recoveries, if any, are insufficient to cover the costs of the benefit to be provided.

Earnings enhancement benefits ("EEB") is a feature the Company has offered on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMIB is a feature the Company offered on certain variable annuity products from 1998 to 2004. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries, if any, are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. See Note 8 for discussion of certain assumptions. The EEB liability is determined each period end by estimating the expected value of the EEB and recognizing it ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB, EEB and GMIB liability balances, with a related charge or credit to Policyholder benefits in the consolidated statements of income (loss) if actual experience or other evidence suggests that earlier assumptions should be revised.

2.9  NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

     - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

     - Dividend income from common and preferred stock and distributions from other investments.

     - Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

     - Earnings from partnership investments in private equity and hedge fund investments accounted for under the equity method.

     -    Interest income on mortgage, policy and other loans.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.10 NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

     - Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), investments in private equity and hedge funds and other types of investments.

     - Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other types of invested assets for other-than-temporary impairments.

     -    Changes in fair value of derivative assets and liabilities.

     - Exchange gains and losses resulting from foreign exchange transactions.

2.11 FEE INCOME

Fee income includes variable annuity fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on premiums received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

2.12 INCOME TAXES

Deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in earnings.

2.13 ACCOUNTING CHANGES

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard amends how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is also permitted.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.13 ACCOUNTING CHANGES (CONTINUED)

The Company will adopt the standard retrospectively on January 1, 2012. Upon adoption, retrospective application will result in a reduction to opening retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts because the Company will only defer costs that are incremental and directly related to the successful acquisition of new or renewal business.

As a result of adopting this standard at January 1, 2012, the Company expects a pre-tax reduction of DAC of approximately $58.0 million and an after-tax decrease in the Company's shareholder's equity of approximately $37.7 million, which consists of an increase in accumulated deficit at January 1, 2012. The retrospective adoption will affect income (loss) before income taxes (benefit) by approximately $13.4 million, ($21.1) million, and $119.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. The reduction in DAC is primarily due to lower deferrals associated with unsuccessful efforts as well as advertising costs included in DAC that no longer meet the criteria for deferral under the accounting standard.

COMMON FAIR VALUE MEASUREMENTS AND DISCLOSURE REQUIREMENTS IN GAAP AND INTERNATIONAL FINANCIAL REPORTING STANDARDS ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. Consequently, when the new standard becomes effective on January 1, 2012, fair value measurement and disclosure requirements under GAAP and IFRS will be consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. While many of the amendments are not expected to significantly affect current practice, the guidance clarifies how a principal market is determined, addresses the fair value measurement of financial instruments with offsetting market or counterparty credit risks and the concept of valuation premise (i.e., in-use or in exchange) and highest and best use, extends the prohibition on blockage factors to all three levels of the fair value hierarchy and requires additional disclosures.

The new standard is effective for the Company for interim and annual periods beginning on January 1, 2012. The new disclosure requirements must be applied prospectively. The standard will not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

PRESENTATION OF COMPREHENSIVE INCOME

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income (loss) and its components. This presentation is effective January 1, 2012 and is required to be applied retrospectively.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.13 ACCOUNTING CHANGES (CONTINUED)

FAIR VALUE MEASUREMENTS AND DISCLOSURES

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which became effective for the Company beginning on January 1, 2011. See Note 3 herein.

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. For nonpublic entities, the disclosures as of the end of a reporting period became effective for annual reporting periods ended on or after December 15, 2011. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011.

A CREDITOR'S DETERMINATION OF WHETHER A RESTRUCTURING IS A TROUBLED DEBT RESTRUCTURING

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 4.3 herein.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VIES

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain VIEs with an approach focused on identifying which enterprise has the power to direct the activities of a VIE that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with VIEs. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.13 ACCOUNTING CHANGES (CONTINUED)

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for VIEs with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for and (iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 5 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 herein for the expanded disclosures.

The Company adopted this standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase shareholder's equity by $33.3 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $175.9 million and an increase to accumulated other comprehensive loss of $142.6 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain non-credit impairment charges directly attributable to the change in accounting principle (see Note 11). The cumulative effect adjustment resulted in an increase of $221.2 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and deferred sales inducements.

This standard reduced the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

     - Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

     - The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

     - For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only when the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of this accounting standard for other-than-temporary impairments:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.13 ACCOUNTING CHANGES (CONTINUED)

                                                                (Increase)
                                                               Decrease to
                                            (Increase)         Accumulated         Net Increase
                                            Decrease to           Other           (Decrease)in
                                           Accumulated        Comprehensive       Shareholder's
                                             Deficit              Loss               Equity
                                          --------------     ---------------  -----------------
                                                              (In millions)
Net effect of the increase in
 amortized cost of  available for
 sale fixed maturity securities           $         221   $         (221)    $                -
Net effect of DAC and deferred sales
 inducements                                        (41)               -                    (41)
Net effect on deferred income tax asset              (4)              78                     74
                                          -------------   --------------     ------------------
Net increase (decrease) in the Company's
 shareholder's equity                     $         176   $         (143)    $               33
                                          =============   ==============     ==================

DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The adoption of this standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. This standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. This standard was effective beginning October 1, 2009 for the Company. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of this standard on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. This standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. This standard was effective for interim and annual periods ended after December 15, 2009. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 3 herein for disclosure.


3.   FAIR VALUE MEASUREMENTS

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

The Company carries certain of its financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

FAIR VALUE HIERARCHY

Assets and liabilities recorded at fair value in the consolidated balance sheet are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

- Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

- Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

- Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is most significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

VALUATION METHODOLOGIES

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS

- The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

- Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

A CDS is a derivative contract that allows the transfer of third-party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the upfront and/or periodic premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the "CDS spread").

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third-party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY, HYBRID AND EQUITY SECURITIES - TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity, hybrid and equity securities at fair value in its trading and available for sale portfolios. Market price data is generally obtained from third-party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market observable information, as applicable. If fair value is determined using financial models, these valuation models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third-party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third-party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third-party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third-party valuation services, including management reviews. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity and equity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from independent third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, adjusted for illiquidity and structure.

RMBS, CMBS AND CDOS

Independent third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS and CDOs. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CMBS and CDOs is limited, certain inputs used to determine fair value may not be observable in the market.

MAIDEN LANE II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 4.2 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $14.9 million. Subsequently, and prior to March 31, 2011, the ML II interest has been valued using a discounted cash flow methodology that (i) uses the estimated future cash flows and the fair value of the ML II assets, (ii) allocates the estimated future cash flows according to the ML II waterfall, and (iii) determines the discount rate to be applied to the Company's interest in ML II by reference to the discount rate implied by the estimated value of ML II assets and the estimated future cash flows of the Company's interest in the capital structure. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

As a result of the announcement on March 31, 2011 by the New York Fed of its plan to begin selling the assets in the ML II portfolio over time through a competitive sales process, the Company modified its methodology for estimating the fair value of its interest in ML II to incorporate the assumption of the current liquidation, which (i) uses the estimated fair value of the ML II assets and (ii) allocates the estimated asset fair value according to the ML II waterfall.

As of December 31, 2011, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest after repayment of the first priority obligations owed to the New York Fed. The fair value of the Company's interest in ML II is most affected by the liquidation proceeds realized by the New York Fed from the sale of the collateral securities. See Note 15 for further discussion of ML II.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Company's interest in ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

MUTUAL FUNDS

Mutual funds consist of interests in registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

PARTNERSHIPS

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other partnerships by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company updates valuation inputs only when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

SHORT-TERM INVESTMENTS

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value.

EMBEDDED POLICY DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

The fair value of embedded policy derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

Because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded policy derivative liabilities decreased by $257 million, which is partially offset by an increase of $160 million of related DAC amortization.

3.2  ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

                                                                                                 Cash
                                                                             Counterparty     Collateral
                                  Level 1       Level 2       Level 3        Netting (1)         (5)           Total
                               ------------   ----------   ------------     --------------   ------------   -----------
                                                                    (In millions)
December 31, 2011
Assets:
 Fixed maturity securities,
  available for sale:
  U.S. government obligations  $          -   $       16   $          -   $            -   $         -    $        16
  Foreign government                      -           24              -                -             -             24
  States, territories
   and political subdivisions             -           42              -                -             -             42
  Corporate debt                          -        2,527             12                -             -          2,539
  Mortgage-backed,
   asset-backed and
   collateralized:
   Residential mortgage-
    backed securities                     -          298            219                -             -            517
   Commercial mortgage-
    backed securities                     -          119             83                -             -            202
   Collateralized debt
    obligation/Asset-
    backed securities                     -          153             95                -             -            248
                               ------------   ----------   ------------   --------------   ------------   -----------
Total fixed maturity
 securities, available
 for sale                                 -        3,179            409                -             -          3,588
                               ------------   ----------   ------------   --------------   ------------   -----------
Fixed maturity
 securities, trading:
 Collateralized debt
  obligation/Asset-
  backed securities                       -            -             20                -             -             20
Hybrid securities:
 Mortgage-backed,
  asset-backed
  and collateralized:
  Commercial mortgage-
   backed securities                      -            7              -                -                            7
  Collateralized debt
   obligation/Asset-
   backed securities                      -            -              5                -             -              5
                               ------------   ----------   ------------   --------------   ------------   -----------
Total hybrid securities                   -            7              5                -             -             12
                               ------------   ----------   ------------   --------------   ------------   -----------
Mutual funds                              1            -              -                -             -              1
Partnerships (2)                          -            -              2                -             -              2
Derivative assets:
  Interest rate contracts                 -           13              -                -             -             13
  Foreign exchange
   contracts                              -            2              -                -             -              2
  Equity contracts                       85           56              -                -             -            141
  Counterparty netting
   and cash collateral                    -            -              -                -           (25)           (25)
                               ------------   ----------   ------------   --------------   ------------   -----------
 Total derivative assets                 85           71              -                -           (25)           131
                               ------------   ----------   ------------   --------------   ------------   -----------
 Short-term investments (3)              27          130              -                -             -            157
 Separate account assets             21,039            -              -                -             -         21,039
                               ------------   ----------   ------------   --------------   ------------   -----------
  Total                        $     21,152   $    3,387   $        436   $            -   $       (25)       $24,950
                               ============   ==========   ============   ==============   ============   ===========

Liabilities:

Policyholder contract
 deposits (4)                  $          -   $        -   $        607   $            -   $         -    $       607
                               ============   ==========   ============   ==============   ============   ===========

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)


                                                                  Counterparty     Cash
                               Level 1    Level 2      Level 3     Netting (1)  Collateral (5)  Total
                               --------   --------   ----------   -----------   -------------  -------
                                                           (In millions)
December 31, 2010
Assets:
 Fixed maturity
  securities, available
  for sale:
    U.S. government
     obligations               $      3   $     12   $        -   $       -     $      -  $        15
    Foreign governments               -         28            -           -            -           28
    States, territories
     and political
     subdivisions                     -         21            -           -            -           21
    Corporate debt                    -      2,094           10           -            -        2,104
    Mortgage-backed,
     asset-backed and
     collateralized:
     Residential mortgage-
      backed securities               -         60          121           -            -          181
     Commercial
      mortgage-
      backed securities               -         48           85           -            -          133
     Collateralized
      debt obligations                -         81           44           -            -          125
      Other debt
      securities                      -         13            -           -            -           13
                               --------   --------   ----------   ---------    ---------   ----------
 Total fixed maturity
  securities, available
  for sale                            3      2,357          260           -            -        2,620
                               --------   --------   ----------   ---------    ---------   ----------
 Fixed maturity
  securities, trading:
  Collateralized
   debt obligation/Asset-
   backed securities                  -          -           19           -            -           19
 Mutual funds                         1          -            -           -            -            1
 Partnerships (2)                     -          -            2           -            -            2
 Derivative assets:
  Interest rate contracts             -          8            -           -            -            8
  Foreign exchange contracts          -          3            -           -            -            3
  Equity contracts                   59         53           15           -            -          127
  Counterparty netting and
   cash collateral                    -          -            -           -           (7)          (7)
                               --------   --------   ----------   ---------    ---------   ----------
 Total derivative assets             59         64           15           -           (7)         131
                               --------   --------   ----------   ---------    ---------   ----------
 Short-term investments (3)         292        199            -           -            -          491
 Separate account assets         22,685          -            -           -            -       22,685
                               --------   --------   ----------   ---------    ---------   ----------
   Total                       $ 23,040   $  2,620   $      296   $       -    $      (7)  $   25,949
                               ========   ========   ==========   =========    =========   ==========

Liabilities:
Policyholder
 contract deposits (4)         $      -   $      -   $      174   $       -    $       -   $     174
                               ========   ========   ==========   =========    =========   ==========

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2  ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
     (CONTINUED)

     (1) Represents netting of derivative exposures covered by a qualifying master netting agreement.

     (2) Amounts presented for partnerships in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

     (3) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $120 million and $215 million at December 31, 2011 and 2010, respectively.

     (4) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB and GMAV embedded policy derivatives which are measured at estimated fair value on a recurring basis.

     (5)  Represents cash collateral posted and received.

At December 31, 2011 and 2010, Level 3 assets were 1.6 percent and 1.1 percent of total assets and Level 3 liabilities were 2.3 percent and 0.6 percent of total liabilities, respectively.

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the years ended December 31, 2010 and 2011.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following tables present changes during the years ended December 31, 2011 and 2010 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2011 and 2010 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2011 and 2010:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)


                                                                                                                           Changes
                                                                                                                             in
                                                                                                                         Unrealized
                                                                                                                            Gains
                                         Net                                                                              (Losses)
                                       Realized                                                                           Included
                                         and                          Purchases,                                          in Income
                                      Unrealized     Accumulated        Sales,                                               on
                          Fair          Gains           Other         Issuances                                  Fair    Instruments
                         Value         (Losses)     Comprehensive        and           Gross        Gross       Value      Held at
                       Beginning       Included        Income        Settlements,    Transfers    Transfers     End of     End of
                       of Period      in Income        (Loss)            Net             In          Out        Period     Period
                     --------------  ------------  ---------------  --------------   ----------  -----------   -------- ------------
                                                                  (In millions)
December 31, 2011
Assets:
 Fixed maturity
  securities,
  available
  for sale:
  Corporate debt     $           10  $           -  $             1  $            -   $       14  $      (13)  $     12  $        -
  Mortgage-backed,
   asset-backed and
   collateralized:
   Residential
    mortgage-
    backed
    securities                  121             -                6              88            4            -        219           -
   Commercial
    mortgage-
    backed
    securities                   85            (4)              (8)             10            -            -         83           -
   Collateralized
    debt obligations             44             -                1              40           21          (11)        95           -
                     --------------  ------------  ---------------  --------------   ----------  -----------   --------  ----------
Total fixed
 maturity
 securities,
 available
 for sale                       260            (4)               -             138           39          (24)       409           -
                     --------------  ------------  ---------------  --------------   ----------  -----------   --------  ----------
Fixed maturity
 securities,
 trading:
 Collateralized Debt
  obligation/Asset-
  backed securities              19             1                -               -            -            -         20           1

Hybrid securities:
 Mortgage-backed,
  asset-backed and
  collateralized
                     --------------  ------------  ---------------  --------------   ----------  -----------   --------  ----------
 Collateralized debt
  obligation/Asset-
  backed securities               -             -                -               5            -            -          5          (1)
                     --------------  ------------  ---------------  --------------   ----------  -----------   --------  ----------
Total hybrid
 securities                       -             -                                5            -            -          5          (1)
                     --------------  ------------  ---------------  --------------   ----------  -----------   --------  ----------
Partnerships                      2             -               -                -            -            -          2           -
Derivative assets -
 equity contracts                15             -               -                -            -          (15)         -           -
                     --------------  ------------  --------------   --------------   ----------  -----------   --------  ----------
Total                $          296  $         (3)  $           -   $          143   $       39  $       (39) $     436  $        -
                     ==============  ============  ==============  ===============  =========== ============  ========= ===========

Liabilities:
 Policyholder
  contract deposits  $         (174)  $      (422)  $           -   $          (11)  $        -   $        -  $   (607) $         -
                     ==============  ============  ==============  ===============  =========== ============  ========= ===========

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

                                                                                                                         Changes
                                                                                                                            in
                                                                                                                        Unrealized
                                                                                                                          Gains
                                             Net                                                                         (Losses)
                                           Realized                                                                      Included
                                        and Unrealized     Accumulated        Purchases,                                in Income
                            Fair            Gains             Other             Sales,                       Fair     on Instruments
                           Value           (Losses)       Comprehensive       Issuances                     Value        Held at
                         Beginning         Included          Income        and Settlements,       Net       End of        End of
                         of Period        in Income          (Loss)              Net           Transfers    Period        Period
                       --------------  ----------------  ---------------  ------------------  -----------  --------  ---------------
                                                                    (In millions)
December 31, 2010
Assets:
 Fixed maturity
  securities, available
  for sale:
  States, territories
   and political
   subdivisions         $           -  $             (2)  $            -  $                -  $       2   $      -  $              -
  Corporate debt                   35                (1)              (1)                 (2)        (21)       10                 -
  Residential mortgage-
   backed securities               82               (34)              50                 (18)         41       121                 -
  Commercial
   mortgage-backed
   securities                      69               (16)              52                 (25)          5        85                 -
  Collateralized
   debt obligations                37                 -                5                  14         (12)       44                 -
                       --------------  ----------------  ---------------  ------------------  -----------  --------  ---------------
 Total fixed
  maturity securities,
  available for sale              223               (53)             106                 (31)         15       260                 -
Fixed maturity
 securities, trading              11                  7                -                   1           -        19                 -
Partnerships                       1                (1)                -                   -           2         2                 -
Derivative assets                  -                 -                 -                  15           -        15                 -
                       --------------  ----------------  ---------------  ------------------  -----------  --------  ---------------
Total                  $         235   $           (47)  $           106  $             (15)  $       17   $   296   $             -
                       ==============  ================  ===============  ==================  ===========  ========  ===============

Liabilities:
 Policyholder
  contract deposits    $        (477)  $           303   $             -  $               -   $        -   $  (174)  $             -
                       =============   ===============   ===============  =================   ==========   ========  ===============

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income (loss) as follows:

                                                                 Net
                                                               Realized
                                                  Net         Investment
                                               Investment       Gains
                                                 Income        (Losses)     Total
                                             --------------  ------------  -------
                                                             (In millions)
                      December 31, 2011
                      Fixed maturity
                       security securities,
                       available for sale    $           17  $       (21)  $   (4)
                      Fixed maturity
                       securities, trading                1            -        1
                      Policyholder contract
                       deposits                           -         (422)    (422)

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

                                                       Net
                                                     Realized
                                        Net         Investment
                                     Investment       Gains
                                       Income        (Losses)     Total
                                   --------------  ------------  -------
                                                   (In millions)
            December 31, 2010
            Fixed maturity
             security securities,
             available for sale    $            3  $       (56)  $  (53)
            Fixed maturity
             securities, trading                7            -        7
             Partnerships                       -           (1)      (1)
            Policyholder contract
             deposits                           -          303      303

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

                                                                   Purchases,
                                                                     Sales,
                                                                    Issuances
                                                                       and
                                                                   Settlement,
                             Purchases    Sales     Settlements      Net (1)
                          --------------  -----    -------------  -------------
                                              (In millions)
December 31, 2011

ASSETS:
Fixed maturity
 security securities,
 available for sale:
 Mortgage-backed,
  asset-backed
  and collateralized:
   Residential mortgage-
    backed securities     $          132  $    -  $        (44)  $          88
   Commercial mortgage-
    backed securities                 14       -            (4)             10
   Collateralized debt
    obligations                       58       -           (18)             40
                          --------------  ------  -------------  -------------
Total fixed maturity
 securities, available
 for sale                            204       -           (66)            138
                          --------------  ------  -------------  -------------
Hybrid securities:
 Mortgage-backed,
  asset-backed and
  collateralized:
 Collateralized debt
  obligations/Asset-
  backed securities                    5       -             -               5
                          --------------  ------  -------------  -------------
Total hybrid securities                5       -             -               5
                          --------------  ------  -------------  -------------
  Total                   $          209  $    -  $        (66)  $         143
                          ==============  ======  =============  =============

LIABILITIES:
Policyholder
 contract deposits        $            -  $   16  $         (5)  $          11
                          --------------  ------  -------------  -------------
  Total                   $            -  $   16  $         (5)  $          11
                          ==============  ======  =============  =============

(1)  There were no issuances during the year ended December 31, 2011.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2011 and 2010 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

TRANSFERS OF LEVEL 3 ASSETS

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

During the year ended December 31, 2011, transfers into Level 3 included certain RMBS, ABS, and private placement corporate debt. The transfers into Level 3 of investments in certain RMBS and certain ABS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The downward credit migration in part reflected the Company's move to using composite credit ratings for these securities commencing in 2011 in order to reduce reliance on any single rating agency. Transfers into Level 3 for private placement corporate debt and certain other ABS were primarily the result of the Company adjusting matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. In addition, transfers out of Level 3 also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2011, transfers out of Level 3 primarily related to investments in private placement corporate debt, ABS, and certain derivatives assets. Transfers out of Level 3 for private placement corporate debt, ABS, and for certain derivative assets were primarily the result of the Company using observable pricing information or a third party pricing quotation that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for certain other ABS investments were primarily due to increased observations of market transactions and price information for those securities.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2011.

INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The Company has one hedge fund investment that calculates net asset value per share (or its equivalent). For this investment, which is measured at fair value on a recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

At December 31, 2011 and 2010, the fair value using net asset value of this security is $1.9 million and $2.2 million, respectively, with an investment category of distressed. The distressed category includes securities of companies that are already in default, under bankruptcy protection, or troubled. This investment is redeemable annually, with a redemption notice ranging from 90 days to 180 days. This investment cannot be redeemed, in part, because the investment includes partial restrictions. The partial restrictions were put in place in 2007 and do not have stated end dates. The partial restrictions relate to at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.3 FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.

These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below.

COST AND EQUITY-METHOD INVESTMENTS

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for partnerships.

MORTGAGE AND OTHER LOANS

When the Company determines that the carrying value of these assets may not be recoverable, the assets are recorded at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans.

FAIR VALUE OPTION - FIXED MATURITY AND HYBRID SECURITIES, TRADING

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings. The election to measure financial instruments at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

The Company has elected fair value accounting for its economic interest in ML
II. Net unrealized gains of $0.6 million and $7.8 million in the years ended December 31, 2011 and 2010, respectively, and a net unrealized loss of $0.4 million in the year ended December 31, 2009, were recorded to reflect the change in the fair value of ML II, as a component of net investment income in the consolidated statements of income (loss).

The Company has elected fair value accounting for its hybrid securities. A net unrealized loss of $0.4 million in the year ended December 31, 2011 is included in the consolidated statements of income (loss) from hybrid securities classified as trading securities.

3.4 FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR
VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below.

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

POLICY LOANS

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.4 FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE (CONTINUED)

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments not measured at fair value on a recurring basis:

                                             2011                    2010
                                       -----------------      ------------------
                                       Carrying    Fair        Carrying    Fair
                                         Value    Value          Value    Value
                                       --------  -------      ---------- -------
                                                       (In millions)
ASSETS:
 Mortgage and other loans receivable   $     403  $  448         $   395  $  439
 Policy loans                                105     105             116     116
 Partnerships                                201     201             192     192
 Short-term
  investments                                120     120             215     215

LIABILITIES:
 Policyholder contract deposits (1)    $   3,936  $3,857       $   3,475  $3,426

(1) Net embedded policy derivatives within liability host contracts are presented within policyholder contract deposits.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

The following table presents the cost or amortized cost, gross unrealized gains and losses and fair value of fixed maturity and equity securities available for sale by major category:

                                                                                     Other-
                          Cost or         Gross        Gross                     Than-Temporary
                         Amortized     Unrealized    Unrealized       Fair        Impairments
                            Cost          Gains        Losses        Value        in AOCI (1)
                        -------------- -----------  ------------  ------------  ----------------
                                                     (In millions)
December 31, 2011
Fixed maturity
 securities, available
 for sale:
 U.S. government
  obligations           $           13 $         3  $         -   $         16  $             -
 Foreign government                 22           2            -             24                -
 States, territories
  and political
  subdivisions                      42           -            -             42                -
 Corporate debt                  2,401         159          (21)         2,539                4
 Mortgage-backed,
 asset-backed and
 collateralized:
  Residential mortgage-
   backed securities               536          13          (32)           517              (16)
  Commercial mortgage-
   backed securities               223          10          (31)           202              (13)
  Collateralized debt
   obligations                     249           3           (4)           248                -
                        -------------- -----------  ------------  ------------  ----------------
Total fixed maturity
 securities, available
 for sale               $        3,486 $       190  $       (88)  $      3,588  $           (25)
                        ============== ===========  ============  ============  ================


                                                                                     Other-
                           Cost or          Gross        Gross                    Than-Temporary
                          Amortized      Unrealized   Unrealized      Fair         Impairments
                             Cost           Gains        Losses       Value        in AOCI (1)
                        --------------  -----------  ------------  -----------  ----------------
                                                 (In millions)
December 31, 2010
Fixed maturity
 securities, available
 for sale:
 U.S. government
  obligations           $           14  $         1  $         -   $        15   $             -
 Foreign government                 28            -            -            28                 -
 States, territories
  and political
  subdivisions                      21            -            -            21                 -
 Corporate debt                  2,006          119          (21)        2,104                 3
 Mortgage-backed,
  asset-backed and
  collateralized:
  Residential mortgage-
   backed securities               210            5          (34)          181               (16)
  Commercial mortgage-
   backed securities               153            2          (22)          133                (3)
  Collateralized debt
   obligations                     128            1           (4)          125                 -
Other debt securities               15            1           (3)           13                 -
                        -------------- -----------  ------------   -----------    ---------------
Total fixed maturity
 securities, available
 for sale               $        2,575  $       129  $       (84)  $     2,620   $           (16)
                        ==============  ===========  ============  ===========   ================

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

(1) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income which were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables summarize the Company's gross unrealized losses and estimated fair values on fixed maturity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2011 and 2010:

                          Less than 12 Months          12 Months or More              Total
                       --------------------------    -----------------------   -----------------------
                                      Unrealized                  Unrealized                Unrealized
                        Fair Value       Loss         Fair Value     Loss       Fair Value     Loss
                       --------------------------    -----------------------   -----------------------
                                                        (In millions)
December 31, 2011:
Corporate debt         $          335 $       (14)  $        46 $        (7)  $       381 $       (21)
Mortgage-backed,
 asset-backed and
 collateralized:
 Residential
  mortgage-backed
  securities                      185          (9)           82         (23)          267         (32)
 Commercial
  mortgage-backed
  securities                       49         (13)           41         (18)           90         (31)
 Collateralized debt
  obligations                     108          (3)            9          (1)          117          (4)
                       --------------------------    ----------------------    ----------------------
Total                  $          677 $       (39)  $       178 $       (49)  $       855 $       (88)
                       ==========================    ======================    ======================




                          Less than 12 Months          12 Months or More              Total
                       --------------------------    -----------------------   -----------------------
                                     Unrealized                   Unrealized                Unrealized
                        Fair Value       Loss         Fair Value     Loss       Fair Value     Loss
                       --------------------------    -----------------------   -----------------------
                                                        (In millions)
December 31, 2010:
U.S. government
 obligations           $            3 $         -   $         - $         -   $         3 $         -
Corporate debt                    444         (16)           37          (5)          481         (21)
Mortgage-backed,
 asset-backed and
 collateralized:
 Residential
  mortgage-backed
  securities                       39          (3)          107         (31)          146         (34)
 Commercial
  mortgage-backed
  securities                       28           -            77         (22)          105         (22)
 Collateralized debt
  obligations                      69          (1)           22          (3)           91          (4)
Other debt securities               -           -            13          (3)           13          (3)
                       --------------------------   -----------------------   -----------------------
Total                  $          583 $       (20)  $       256 $       (64)  $       839 $       (84)
                       ==========================   =======================   =======================

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

As of December 31, 2011, the Company held 162 individual fixed maturity securities that were in an unrealized loss position, of which 60 individual securities were in a continuous unrealized loss position for longer than twelve months.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2011 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2011:

                                      Cost or Amortized
                                            Cost          Fair Value
                                     -------------------  -----------
                                                  (In millions)
Due in one year or less              $              61  $        61
Due after one year
through five years                                 639          670
Due after five years
through ten years                                1,622        1,711
Due after ten years                                156          179
Mortgage-backed, asset-backed
  and collateralized securities                  1,008          967
                                     -----------------  -----------
  Total fixed maturity
    securities, available for sale   $           3,486  $     3,588
                                     =================  ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2011, the Company's investments included three investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investments included one short-term money market pool and two partnerships. At December 31, 2010, the Company's investments included three investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investments included one short-term money market pool, one U.S. Treasury bill and one partnership.

At December 31, 2011, $8.2 million of fixed maturity securities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

Included in the fixed maturity securities available for sale at December 31, 2011 are bonds carried at fair value of $33.8 million that were issued by affiliates.

At December 31, 2011, fixed maturity securities included $410.8 million of securities not rated investment grade.

At December 31, 2011, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $6.7 million.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.2 FIXED MATURITY SECURITIES, TRADING

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company has any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 and 15 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed has directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets are used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the program participants.

Net unrealized gains of $0.6 million and $7.8 million in the years ended December 31, 2011 and 2010, respectively, and a net unrealized loss of $0.4 million in the year ended December 31, 2009, were recorded to reflect the change in the fair value of ML II, as a component of net investment income in the consolidated statements of income (loss).

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE

At December 31, 2011, the Company had direct U.S. commercial mortgage loan exposure of $408.0 million. All of the commercial mortgages were current as to payments of principal and interest at December 31, 2011.

The commercial loan exposure by state and type of loan, at December 31, 2011, were as follows:

           Number
             of                                                                                % of
State      Loans    Amount *   Apartments   Offices   Retails   Industrials   Hotels   Other   Total
          --------  --------   -----------  --------  --------  ------------  -------  ------  -----
                                           (Dollars in millions)
California     10   $     139  $         2  $     15  $      5  $         57  $     9  $   51   34.1
New York        7          55           25        23         -             7        -       -   13.5
Hawaii          1          45            -         -         -             -       45       -   11.0
Michigan        5          41           22         -         -             3        -      16   10.0
Indiana         2          35            -        18         -             -        -      17    8.6
All other
 states        10          93            2        38         1            15       27      10   22.8
          -------  ----------- -----------  --------  --------  ------------  -------  ------  -----
Total          35   $     408  $        51  $     94  $      6  $         82  $    81  $   94  100.0
          =======  =========== ===========  ========  ========  ============  =======  ======  =====

* Excludes portfolio valuation allowance and other loans receivable

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE (CONTINUED)

The following table presents the credit quality indicators for commercial mortgage loans at December 31, 2011:

                                                    Class
                          --------------------------------------------------------------
                                                                                                     %
              Number                                                                                of
             of Loans      Apartments   Offices   Retails   Industrials   Hotels   Other   Total   Total
            ------------- ------------ --------- --------- ------------- -------- ------- ------- --------
                                                      (Dollars in millions)
Credit
Quality
 Indicator:
In good
 standing           35    $        51  $     94  $      6  $         82  $    81  $   94  $  408  100.0
            ==========    ===========  ========  ========  ============  =======  ======  ======  =====
Valuation
 allowance           -    $         -  $      5  $      -  $          7  $     -  $    2  $   14      -
            ----------    -----------  --------  --------  ------------  -------  ------  ------  -----

METHODOLOGY USED TO ESTIMATE THE ALLOWANCE FOR CREDIT LOSSES

For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                        2011         2010            2009
                                   ------------  -------------   ------------
                                                 (In millions)

Allowance, beginning of year       $          21      $       7   $          -
  Charge offs                                 (1)             -              -
  Additions (reductions) to
    allowance for losses                      (6)            14              7
                                   -------------   ------------   ------------
Allowance, end of year             $          14     $       21    $         7
                                   =============   ============   ============

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE (CONTINUED)

The Company's impaired mortgage loans are as follows:

                                  2011
                             --------------
                             (In millions)
Impaired loans with
  valuation allowances       $          10
Impaired loans without
  valuation allowances                   -
                             -------------
  Total impaired loans                  10

Valuation allowance
  on impaired loans                     (2)
                             -------------
  Impaired loans, net        $           8
                             =============

The Company did not impair any mortgage and other loans receivable during the years ended December 31, 2010 and 2009.

The Company recognized $1 million in interest income on the above impaired mortgage loans for the year ended December 31, 2011.

4.4 PARTNERSHIPS

Investments in partnerships totaled $203 million and $194 million at December 31, 2011 and 2010, respectively, and were comprised of four partnerships and five partnerships, respectively. These partnerships consist of private equity and hedge fund investments and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination/withdrawal provisions.

4.5 INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                   2011         2010           2009
                                ----------   ----------    ------------
                                             (In millions)
Investment income:
  Fixed maturity securities  $        168    $     151     $      129
  Mortgage and other
    loans receivable                   28           27             27
  Policy loans                          9            3             10
  Partnerships                         10           25             37
  Short-term investments                -            2              3
  Other investment income               -            1              4
                             ------------   ----------     ----------
Gross investment income               215          209            210
Investment expenses                    (4)          (3)            (2)
                             ------------   ----------     ----------
  Net investment income      $        211   $      206     $      208
                             ============   ==========     ==========

The carrying value of investments that produced no investment income during 2011 was $6.7 million, which is 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4.6 NET REALIZED INVESTMENT GAIN (LOSS)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                        2011         2010        2009
                                    -----------   ---------   ----------
                                                 (In millions)
Sales of fixed maturity
  securities, available for sale     $        7   $       6  $         -
Mortgage and other loans                      5         (13)           -
Derivative asset and liabilities            139        (144)      (1,104)
Embedded policy derivatives                (433)        303        1,430
Other-than-temporary impairments            (23)        (69)        (124)
Other                                         -          (1)          (8)
                                    -----------   ---------   ----------
Net realized investment gain (loss)  $     (305)  $      82    $     194
                                    ===========   =========   ==========

The following table presents the gross realized gains and losses from sales or redemptions of the Company's available for sale securities for the years ended December 31:

                      2011                   2010                  2009
            ----------------------  --------------------- ---------------------
               Gross      Gross       Gross      Gross      Gross      Gross
              Realized   Realized    Realized   Realized   Realized   Realized
               Gains      Losses      Gains      Losses     Gains      Losses
            ----------- ----------  ---------- ---------- ---------- ----------
                                        (In millions)
Fixed
 maturity
 securities $        11 $       (4) $        6 $        - $       12 $      (12)
            ----------- ----------  ---------- ---------- ---------- ----------
Total       $        11 $       (4) $        6 $        - $       12 $      (12)
            =========== ==========  ========== ========== ========== ==========

CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company for the years ended December 31:

                                                               Nine Months Ended
                                        2011          2010     December 31, 2009
                                   -------------   ---------   -----------------
                                                      (In millions)
Balance, beginning
 of period                         $       (214)   $    (155)  $             -
  Increases due to:
   Credit losses remaining in
     accumulated deficit related
     to the adoption of new other
     -than-temporary impairment
     standard                                 -           -               (115)
   Credit impairments on new
     securities subject to
     impairment losses                       (8)         (31)                (8)
   Additional credit impairments
     on previously impaired
     securities                             (13)         (38)               (43)

  Reductions due to:
   Credit impaired securities
     fully disposed for which there
     was no prior intent or
     requirement to sell                      8            7                  9
   Accretion on securities
     previously impaired due to
     credit                                  12            3                  2
                                   ------------    ---------   ----------------
Balance, end of year               $       (215)   $    (214)  $           (155)
                                   ============    =========   ================

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.6 NET REALIZED INVESTMENT GAIN (LOSS) (CONTINUED)

PURCHASED CREDIT IMPAIRED ("PCI") SECURITIES

Beginning in the second quarter of 2011, the Company purchased certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments, including both principal and interest and considering the effects of prepayments, for these PCI securities. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                 At Date of
                                                 Acquisition
                                             -------------------
                                                (In millions)
Contractually required payments
  (principal and interest)                   $               261
Cash flows expected to be collected (a)                      189
Recorded investment in acquired securities                   133

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                             December 31, 2011
                                             -------------------
                                               (In millions)
Outstanding principal balance                $               188
Amortized cost                                               121
Fair value                                                   115

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.6 NET REALIZED INVESTMENT GAIN (LOSS) (CONTINUED)

The following table presents activity for the accretable yield on PCI securities for the year ended December 31:

                                                    2011
                                               --------------
                                                (In millions)
Balance, beginning of year                   $            -
  Newly purchased PCI securities                          56
  Accretion                                               (6)
  Effect of changes in interest rate indices               -
  Net reclassification from (to)
    non-accretable difference,
    including effects of prepayments                      18
                                             ---------------
Balance, end of year                         $            68
                                             ===============

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk. See Notes 3 and 4 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded policy derivatives, held at:

                                            Derivative Assets            Derivative Liabilities
                                     ------------------------------   -----------------------------
                                        Notional       Fair Value       Notional      Fair value
                                        Amount (1)        (2)          Amount (1)        (2)
                                     ------------  ----------------   ------------ ----------------
                                                         (In millions)
December 31, 2011
Derivatives not designated as
hedging instruments:
  Interest rate contracts            $          75   $           13   $            -   $          -
  Foreign exchange contracts                    11                2                -              -
  Equity contracts                           2,853              141                -              -
  Other contracts (3)                            -                -           13,914            607
                                     -------------   --------------   --------------   ------------
Total derivatives, gross             $       2,939              156   $       13,914            607
                                     =============                    ==============
  Counterparty netting                                           -                                -
  Cash collateral                                              (25)                               -
                                                     --------------                    ------------
Total derivatives, net                                          131                             607
Less: Bifurcated embedded
 policy derivatives                                               -                            (607)
Total derivatives on balance sheets                  $          131                    $          -
                                                     ==============                    ============

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

                                            Derivative Assets            Derivative Liabilities
                                     ------------------------------   -----------------------------
                                       Notional        Fair Value        Notional       Fair value
                                       Amount (1)         (2)           Amount (1)         (2)
                                     -------------   --------------   --------------   ------------
                                                             (In millions)
December 31, 2010
Derivatives not designated as
hedging instruments:
  Interest rate contracts            $          75   $            8   $            -   $          -
  Foreign exchange contracts                    14                3                -              -
  Equity contracts                           2,456              127              137              -
  Other contracts (3)                            -                -           10,937            174
                                     -------------   --------------   --------------   ------------
Total derivatives, gross             $       2,545              138   $       11,074            174
                                     =============                    ==============
  Counterparty netting                                            -                               -
  Cash collateral                                                (7)                              -
                                                     --------------                    ------------
Total derivatives, net                                          131                             174

Less: Bifurcated embedded
 policy derivatives (4)                                           -                            (174)
                                                     --------------                    ------------
Total derivatives on balance sheets                  $          131                    $          -
                                                     ==============                    ============

     (1) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

     (2) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

     (3) Included in the Other contracts are bifurcated embedded policy derivatives related to living benefits which are recorded within policyholder contract deposits in the consolidated balance sheets.

     (4) 2010 includes a change in valuation assumption relating to embedded policy derivatives.

The Company has taken positions in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company has determined that its derivative financial instruments do not qualify for hedge accounting.

Interest rate or foreign currency swap agreements are agreements to exchange with a counterparty, at specified intervals, interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance (notional amount). Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest payment due date, which is included in the consolidated statements of income (loss).

Index options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company has purchased cash settled put and call options on the S&P 500 index to offset the risk of certain guarantees of annuity policy values.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Futures contracts are agreements between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on U.S. treasury notes, U.S. treasury bonds to offset the risk of certain guarantees on annuity policy values.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded policy derivatives and gains and losses on sales of derivatives in net realized investment gain (loss) in the consolidated statements of income (loss):

                                       2011       2010        2009
                                    ---------   --------   ---------
                                            (In millions)
Derivatives not designated
  as hedging instruments:
  Interest rate contracts           $        6   $      6   $    (172)
  Foreign exchange contracts                 -          2          (1)
  Equity contracts                         133       (152)       (931)
                                    ----------   --------   ---------
Total derivatives not designated
  as hedging instruments                   139       (144)     (1,104)
Embedded policy derivatives               (433)       303       1,430
                                    ----------   --------   ---------
Total derivative instruments        $     (294)  $    159   $     326
                                    ==========   ========   =========

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded policy derivatives. The fair value of these embedded policy derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The changes in fair value of the embedded policy derivatives are reported in net realized investment gain (loss) in the consolidated statements of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2011 and 2010, the Company had $37.8 million and $36.7 million, respectively, of net derivative assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed.
The Company has a significant variable economic interest in ML II, which is a VIE. The Company's involvement with ML II is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by ML II. See Notes 4 and 15 herein for further discussion.

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria discussed below.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. VARIABLE INTEREST ENTITIES (CONTINUED)

In all instances, the Company consolidates a VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                    Maximum Exposure to Loss
                        -------------------------------------------------
                        Total VIE   On-Balance   Off-Balance
                          Assets       Sheet        Sheet        Total
                        ---------   ----------   -----------   ----------
                                         (In millions)
December 31, 2011
ML II                   $   9,254   $       20   $        -    $       20
                        ---------   ----------   -----------   ----------
Total                   $   9,254   $       20   $        -    $       20
                        =========   ==========   ==========    ==========

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs was classified in fixed maturity securities, trading on the Company's balance sheets.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred policy acquisition costs:

                                                    Years ended December 31,
                                            ----------------------------------------
                                                2011         2010           2009
                                            ------------ ------------    -----------
                                                        (In millions)
Balance at beginning of year                 $      612    $      671    $     1,151
  Deferrals                                         226           162             79
  Accretion of interest/amortization               (149)          (99)             3
  Effect of net unrealized (gain)
    loss on securities (1)                           (6)            -              -
  Effect of realized (gains)
    losses on securities                           (167)         (122)          (268)
  Effect of unlocking assumptions
    used in estimating future gross
    profits (2)                                       -             -           (294)
                                            -----------    ----------    -----------
Balance at end of year                       $      516    $      612    $       671
                                            ===========    ==========    ===========

(1) In 2009, includes a decrease of $36.2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS (CONTINUED)

  (2) The Company adjusts amortization of deferred acquisition costs when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amount was primarily the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. In the first quarter of 2009, the long-term separate account growth rate assumption was reduced to 7.5 percent from 10 percent.

The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                         Bonus        Distribution
                                        Payments         Costs        Total
                                     --------------  --------------  --------
                                                     (In millions)
AT DECEMBER 31, 2011:
Balance at beginning of year         $          88   $          20   $    108
  Deferrals                                     19              14         33
  Accretion of interest/amortization           (17)            (11)       (28)
  Effect of net unrealized
   (gain) loss on securities                    (1)              -         (1)
  Effect of realized (gains)
    losses on securities                       (19)              -        (19)
                                     --------------  --------------  --------
Balance at end of year               $          70   $          23   $     93
                                     ==============  ==============  ========

                                         Bonus        Distribution
                                        Payments         Costs        Total
                                     --------------  --------------  --------
                                                     (In millions)
AT DECEMBER 31, 2010:
Balance at beginning of year         $         134   $          21   $    155
  Deferrals                                     14              10         24
  Accretion of interest/amortization           (46)            (11)       (57)
  Effect of realized (gains)
    losses on securities                       (14)              -        (14)
                                     --------------  --------------  --------
Balance at end of year               $          88   $          20   $    108
                                     ==============  ==============  ========

                                         Bonus        Distribution
                                        Payments         Costs        Total
                                     --------------  --------------  ---------
                                                     (In millions)
AT DECEMBER 31, 2009:
Balance at beginning of year         $         217   $          28   $     245
  Deferrals                                     11               7          18
  Accretion of interest/amortization             5             (14)         (9)
  Effect of realized (gains)
    losses on securities (1)                   (49)              -         (49)
  Effect of unlocking
    assumptions used in estimating
    future gross profits (2)                   (50)              -         (50)
                                     --------------  --------------  ---------
Balance at end of year               $         134   $          21   $     155
                                     ==============  ==============  =========



     (1) In 2009, includes a decrease of $5.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

     (2) The Company adjusts amortization of deferred sales inducements when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amounts were primarily the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. In the first quarter of 2009, the long-term separate account growth rate assumption was reduced to 7.5 percent from 10 percent.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                    2011         2010
                                ------------  ----------
                                       (In millions)
Policyholder contract deposits:
  Annuities                     $      3,462  $    2,521
  Universal life                       1,057       1,105
  Other contract deposits                 24          23
                                ------------  ----------
                                $      4,543  $    3,649
                                ============  ==========
Future policy benefits:
  Annuities                     $        417  $      379
                                ============  ==========

Details concerning the Company's exposure to guaranteed benefits were as follows:

                                                                                           Highest
                                                                                          Specified
                                                                                         Anniversary
                                                                                        Account Value
                                                                       Return of Net         Minus
                                                                      Deposits Plus a     Withdrawals
                                                                          Minimum             Post
                                                                           Return         Anniversary
                                                                      ---------------   --------------
                                                                          (Dollars in millions)
AT DECEMBER 31, 2011:
In the event of death (GMDB and EEB):
     Net account value                                                $         9,632   $       10,597
     Net amount at risk (a)                                                     1,142            1,470
     Average attained age of contract holders                                      66               67
     Range of guaranteed minimum return rates (GMDB)                             0%-5%               0%

At annuitization (GMIB):
     Net account value                                                $         1,365
     Net amount at risk (b)                                                       110
     Weighted average period remaining until earliest annuitization         0.3 years
     Range of guaranteed minimum return rates                                  0%-6.5%

Accumulation at specified date (GMAV):
     Account value                                                    $           961
     Net amount at risk (c)                                                        23
     Weighted average period remaining until guaranteed payment             3.0 years

Annual withdrawals at specified date (GMWB):
     Account value                                                    $        10,592
     Net amount at risk (d)                                                     1,358
     Weighted average period remaining until guaranteed payment            16.6 years

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

                                                                                        Highest
                                                                                       Specified
                                                                                      Anniversary
                                                                                     Account Value
                                                                    Return of Net        Minus
                                                                   Deposits Plus a    Withdrawals
                                                                       Minimum            Post
                                                                       Return         Anniversary
                                                                   ---------------   -------------
                                                                        (Dollars in millions)
AT DECEMBER 31, 2010:
In the event of death (GMDB and EEB):
   Net account value                                                $        8,982    $     11,564
   Net amount at risk (a)                                                      909           1,073
   Average attained age of contract holders                                     68              70
   Range of guaranteed minimum return rates (GMDB)                            0%-5%              0%

At annuitization (GMIB):
   Net account value                                                $        1,662
   Net amount at risk (b)                                                       79
   Weighted average period remaining until earliest annuitization        0.7 years
   Range of guaranteed minimum return rates                                 0%-6.5%

Accumulation at specified date (GMAV):
   Account value                                                    $        1,264
   Net amount at risk (c)                                                       14
   Weighted average period remaining until guaranteed payment            4.0 years

Annual withdrawals at specified date (GMWB):
   Account value                                                    $        9,169
   Net amount at risk (d)                                                      715
   Weighted average period remaining until guaranteed payment           18.8 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value, net of reinsurance, if all contract holders annuitized at their respective eligibility date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $68.0 million and $78.9 million as of December 31, 2011 and 2010, respectively and is payable no sooner than 10 years from the end of the waiting period.

The following summarizes the activity in future policy benefits (GMDB and GMIB) on the consolidated balance sheets:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

                                          2011        2010
                                       ---------   ---------
                                         (In millions)
Balance at the beginning of the year  $      379   $      437
  Guaranteed benefits incurred               111           25
  Guaranteed benefits paid                   (73)        (83)
                                      ----------   ----------
Balance at the end of the year        $      417   $      379
                                      ==========   ==========

The following assumptions and methodology were used to determine future policy benefits at December 31, 2011 and 2010:

     - Data used was 50 stochastically generated investment performance scenarios.

     - Mean investment performance assumption was 7.5 percent in 2011 and 2010.

     -    Volatility assumption was 16 percent.

     - Mortality was assumed to be 50 percent Male and 80 percent Female of the 1994 Variable Annuity MGDB table.

     - Lapse rates vary by contract type and duration and range from 0 percent to 40 percent.

     -    The discount rate was approximately 8 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company increased reserves by $12.8 million in 2011.

9. REINSURANCE

Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10 percent of shareholder's equity.

Variable fees are net of reinsurance premiums of $14.6 million, $17.5 million and $19.7 million in 2011, 2010 and 2009, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $6.3 million, $13.0 million and $13.2 million in 2011, 2010 and 2009, respectively.

Universal life insurance fees are net of reinsurance premiums of $26.5 million, $27.7 million and $28.3 million in 2011, 2010 and 2009, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $23.6 million, $21.7 million and $28.8 million in 2011, 2010 and 2009, respectively.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   COMMITMENTS AND CONTINGENT LIABILITIES

10.1  COMMITMENTS

LEASES

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2011, the future minimum lease payments under the operating leases are approximately $3 million a year from 2012 through 2016 and $4.6 million thereafter. Rent expense was $2.3 million, $2.5 million and $3.1 million for the years ended December 31, 2011, 2010 and 2009, respectively.

MORTGAGE LOAN COMMITMENTS

The Company had $1.8 million in commitments relating to mortgage loans at December 31, 2011.

10.2  CONTINGENT LIABILITIES

SUPPORT AGREEMENTS

As of December 31, 2011, the Company has two agreements outstanding in which it has agreed to provide liquidity support for certain short-term securities of municipalities and non-profit organizations (collectively, the "short-term securities") by agreeing to purchase such short-term securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. Additionally, the Company guarantees the payment of these securities upon redemption. One of these commitments is scheduled to expire on December 1, 2012, and the other commitment is scheduled to expire on October 1, 2022. The outstanding commitments may be extended beyond their stated maturities. Related to each of these agreements are participation agreements with the Parent under which the Parent shares in a portion of these liabilities in exchange for a proportionate percentage of the fees received under these agreements.

In September and October 2008, the Company purchased all of the short-term securities then outstanding pursuant to its obligations under the above-referenced liquidity support agreements. If the Company is able to re-market these short-term securities, the Company's obligations under the liquidity support agreements referenced above will continue to inure to the benefit of the purchasers of the re-marketed securities. The short-term securities have a current estimated market value of $16.0 million at December 31, 2011 and the Company has not re-marketed any of these short-term securities. As the holder of the short term securities, the Company recorded $1.1 million as interest payments received from these securities in 2010 and an immaterial amount in 2011.

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value per share. The Fund's market value NAV was negatively impacted by a loss on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1.2 million for expected future capital contributions as of December 31, 2011. These amounts have been included in general and administrative expenses in the consolidated statements of income (loss).

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating the Company to pay has occurred. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $1.0 million and $1.2 million for these guarantee fund assessments at December 31, 2011, and 2010, respectively, which is reported within Other liabilities in the accompanying consolidated balance sheets.

Like many other companies, including financial institutions and brokers, the Company received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

11. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                      Years ended December 31,
                                      -----------------------
                                       2011    2010     2009
                                      ------  ------   ------
                                            (In millions)
Cash contributions                    $    -  $   31   $    -
All other non-cash contributions (1)       4     (10)       4
                                      ------  ------   ------
    Total capital contributions       $    4  $   21   $    4
                                      ======  ======   ======

     (1) The Company received non-cash capital contributions of $4 million equal to certain compensation expense recognized.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. SHAREHOLDER'S EQUITY (CONTINUED)

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                                 2011       2010        2009
                                                               ---------  ---------   -------
                                                                       (In millions)
Fixed maturity and equity securities, available for sale and partnerships:
  Gross unrealized gains                                       $     194   $    134   $    93
  Gross unrealized losses                                            (86)       (81)     (201)
Adjustment to DAC and deferred sales inducements                      (7)        --        --
Insurance loss recognition                                           (13)        --        --
Foreign currency translation adjustments                              (2)       (2)        (2)
Deferred federal and state income tax (expense) benefit              (30)      (18)        39
                                                               ---------  ---------  --------
Accumulated other comprehensive income (loss) (1)              $      56  $     33   $    (71)
                                                               =========  =========  ========

     (1) The 2009 amount includes a decrease of $142.6 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard. See Note 2.13 for additional disclosures on this standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the State of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. No dividends can be paid by the Company to its shareholder in 2011 without obtaining prior approval from the Arizona Department of Insurance.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The Arizona Department of Insurance ("AZ DOI") has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the AZ DOI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. This statutory restatement resulted in an increase in statutory unassigned funds in an amount equal to the contributions received from AIG of $288.0 million, that offset the Company's losses incurred on certain securities and a corresponding decrease in statutory gross paid in and contributed statutory surplus. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                 2011      2010     2009
                              ---------  -------  -------
                                   (In millions)
Statutory net income           $     80  $    75  $   122
Statutory capital and surplus  $    814  $   834  $   654

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12. INCOME TAXES

12.1 INCOME TAX EXPENSE (BENEFIT)

The components of the provisions for income taxes on pretax income consist of the following:

                                      Years ended December 31,
                                    ----------------------------
                                      2011       2010      2009
                                    -------    -------   -------
                                            (In millions)
Current                             $   128    $   (22)  $  (292)
Deferred                               (353)        77       177
                                    -------    -------   -------
Total income tax expense (benefit)  $  (225)   $    55   $  (115)
                                    =======    =======   =======

The U.S. federal statutory income tax rate is 35 percent for 2011, 2010 and 2009. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                                 Years ended December 31,
                                                              -----------------------------
                                                                2011       2010      2009
                                                              --------   --------   -------
                                                                      (In millions)
U.S. federal income tax expense (benefit) at statutory rate  $   (119)   $     50   $  (100)
Adjustments:
  Valuation allowance                                            (164)         76        23
  State income taxes (net of federal benefit)                      72         (58)       (4)
  Separate account dividends received deduction                   (19)        (18)      (41)
  Tax credits                                                      (5)         (4)       (7)
  Adjustment to prior year tax liability (a)                        -           7        10
  Goodwill                                                          -           -         3
  Other, net                                                       10           2         1
                                                             --------    --------   -------
 Total income tax expense (benefit)                          $   (225)   $     55   $  (115)
                                                             ========    ========   =======

(a) In 2011, 2010 and 2009, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

12.2 DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax assets and liabilities at December 31 are as follows:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.2 DEFERRED INCOME TAXES (CONTINUED)

                                                                                     2011       2010
                                                                                   --------   -------
                                                                                         (In millions)
Deferred Tax Liabilities:
  Deferred policy acquisition costs and deferred sales inducements                 $  (174)  $  (207)
  Net unrealized gains on fixed maturity and equity securities available for sale      (30)      (18)
  Partnership income                                                                    (8)       (3)
  Other liabilities                                                                     (7)       (2)
                                                                                   -------   -------
    Deferred tax liabilities                                                          (219)     (230)
                                                                                   -------   -------

Deferred Tax Assets:
  Basis differential in investments                                                     86        80
  Policy reserves                                                                      428       200
  Capital loss carryforward - Federal                                                  140       156
  State income taxes and net operating loss                                              9        78
  Foreign tax credit                                                                    18        13
  Other assets                                                                          34        22
                                                                                   -------   -------
    Deferred tax assets                                                                715       549
  Valuation allowance                                                                 (148)     (312)
                                                                                   -------   -------
    Total deferred tax assets                                                          567       237
                                                                                   -------   -------
  Net deferred tax asset                                                           $   348   $     7
                                                                                   =======   =======

The following table presents tax losses and credits carryforwards as of December 31, 2011 on a tax return basis:

                                                                  Tax
                                                Gross          Effected    Expiration Periods
                                            --------------  -------------  ------------------
                                                     (In millions)
Federal capital loss carryforwards          $          400  $         140      2013 - 2014
State capital loss carryforwards                        50              3      2014 - 2019
State net operating loss carryforwards                  49              3      2011 - 2029
Foreign tax credit carryforwards                        --             18      2018 - 2021
                                            --------------  -------------
Total tax losses and credits carryforwards  $          499  $         164
                                            ==============  =============

The Company has recorded a full valuation allowance against the capital loss carryforwards and the state net operating loss carryforwards described in the above table.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $715 million and concluded that a $148 million valuation allowance was required to reduce the deferred tax asset at December 31, 2011 to an amount the Company believes is more likely than not to be realized.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.2 DEFERRED INCOME TAXES (CONTINUED)

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG's completion of its recapitalization and the wind-down of the certain financial product portfolios, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

12.3 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                         2011     2010
                                                        ------   ------
                                                         (In millions)
Gross unrecognized tax benefits at beginning of period  $   24   $   17
  Increases in tax positions for prior years                --        7
                                                        ------   ------
Gross unrecognized tax benefits at end of period        $   24   $   24
                                                        ======   ======

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2011, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2011 and 2010, the Company's unrecognized tax benefits, excluding interest and penalties, were $24 million and $24 million respectively. As of December 31, 2011 and 2010, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $24 million and $24 million respectively.

Interest and penalties, if any, related to unrecognized tax benefits are recognized as a component of income tax expense. At December 31, 2011 and 2010, the Company had a receivable of $1.0 million and $0.5 million, respectively, related to interest (net of federal tax). For the years ended December 31, 2011 and 2010, the Company had recognized an expense of $0.5 million and $1.4 million, respectively, of interest (net of federal tax) in the consolidated statements of income (loss).

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.4 TAX EXAMINATIONS

The Company is currently under audit by the IRS for calendar year 2004 - 2005. All years prior to 2004 are no longer subject to audit. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.


13. RELATED PARTY TRANSACTIONS

13.1 EVENTS RELATED TO AIG

On January 14, 2011 ("Closing"), AIG completed a series of integrated transactions to recapitalize AIG with the Department of the Treasury, and the New York Fed and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury ("Trust"), including the repayment of all amounts owed under the Credit Agreement, dated as of September 22, 2008. At the Closing, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. The funds for the repayment came from the net cash proceeds from AIG's sale of 67 percent of the ordinary shares of AIA Group Limited ("AIA") in its initial public offering and from AIG's sale of American Life Insurance Company ("ALICO") in 2010.

Additional information on AIG is publicly available in its regulatory filings with the SEC which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

13.2 OTHER RELATED PARTY TRANSACTIONS

SHORT-TERM FINANCING AGREEMENTS

On June 1, 2009, the Company amended and restated a short-term financing arrangement with the Parent, dated February 15, 2004, whereby the Parent has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of the Company to SunAmerica Annuity and Life Assurance Company ("SAAL"). All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2011 and 2010.

On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500 million from the Parent. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2011 and 2010.

On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, The United States Life Insurance Company in the City of New York ("USL") (as successor by the merger of First SunAmerica Life Insurance Company ("FSA") with and into USL, whereby the Company has the right to borrow up to $15 million from USL. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2011 and 2010.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with USL (as successor by the merger of FSA with and into USL), dated February 15, 2004, whereby USL has the right to borrow up to $15 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of AIG SunAmerica Life Assurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2011 and 2010.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.2 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. This arrangement was amended and restated solely for the purpose of reflecting the name changes of (i) the Company from Anchor National Life Insurance Company to SAAL, and (ii) SunAmerica Inc. to SAFGRS. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2011 and 2010.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name changes of (i) the Company from Anchor National Life Insurance Company to SAAL, and (ii) SunAmerica Inc. to SAFGRS. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2011 and 2010.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), dated December 19, 2001, whereby SAII has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of the Company from Anchor National Life Insurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2011 and 2010.

On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500 million from SAII. Any advances made under these arrangements must be repaid within 30 days. There were no balances outstanding under these arrangements at December 31, 2011 and 2010.

OPERATING AGREEMENTS

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $35.5 million, $32.3 million and $29.5 million for the years ended December 31, 2011, 2010 and 2009, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 10 percent, 15 percent and 22 percent of premiums received in 2011, 2010 and 2009, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 14 percent, 16 percent and 18 percent of sales in 2011, 2010 and 2009, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with USL (as successor by merger of FSA into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $2.3 million, $2.1 million and $1.8 million in 2011, 2010 and 2009, respectively, and are included in the Company's consolidated statements of income (loss).

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $14.4 million, $13.2 million and $11.1 million in 2011, 2010 and 2009, respectively, and are net of certain administrative costs incurred by VALIC of $4.1 million, $3.8 million and $3.2 million, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statements of income (loss).

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.2 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, accounting, occupancy and data processing services to the Company. The Company is billed in accordance with Regulation 30 or Regulation 33, as applicable, of the New York Insurance Department, and billed amounts do not exceed the cost to AIG. Related to this agreement, the Company is currently the paymaster and payer of shared services for the SunAmerica group of companies. Amounts received for services rendered pursuant to this agreement total $2.2 million and $ 9.4 million for 2011 and 2010, respectively, and amounts paid for such services were $117.7 million for 2009. Netted in the amount for 2011 was $20.4 million paid to AIG for services in such year and allocated to affiliates. Amounts payable to affiliates are non-interest bearing and due on demand. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $72.5 million, $62.8 million and $43.2 million in 2011, 2010 and 2009, respectively, and is deferred and amortized as part of DAC. The other components of such costs are included in general and administrative expenses in the consolidated statements of income (loss).

In addition to the reimbursements noted above, an affiliate is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $0.4 million, $0.3 million and $0.4 million in 2011, 2010 and 2009, respectively. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

Pursuant to an amended and restated Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The allocation of such costs for investment management services is based on the level of assets under management. The investment management fees incurred were $0.6 million, $1.7 million and $1.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

A separate Service and Expense Sharing Agreement, in compliance with the NASD Notice to Members 03-63, became effective January 1, 2010 for costs related to technology, advertising, payroll and accounts payable processing incurred by the Company for its broker-dealer affiliates. This agreement was entered into in connection with an internal corporate reorganization pursuant to which the Company replaced the Parent as the paymaster and payer of shared services for the SunAmerica group of companies effective as of January 1, 2010. This agreement was amended and restated, effective as of July 1, 2010, to add an additional affiliate to the agreement and update the manner in which costs for shared services would be allocated between the Company and its affiliates that are parties thereto. The amended and restated agreement was further amended on October 29, 2010, to modify the cost allocation applicable to one of the affiliated parties under the agreement.

AMERICAN HOME GUARANTEE

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.2 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

CAPITAL MAINTENANCE AGREEMENT

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

14. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

15. SUBSEQUENT EVENTS

FIXED MATURITY SECURITIES, TRADING

Through a series of transactions that occurred during the three month period ending March 31, 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving a principal payment of $3.2 million on March 1, 2012 and an additional cash receipt of $20.1 million on March 15, 2012 from ML II that consisted of $11.6 million, $1.7 million, and $6.8 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's interest in ML II.

The total amount received of $23.3 million by the Company from ML II was remitted as a return of capital to its Parent and ultimately remitted to AIG.

OTHER MATTERS

On December 31, 2012, the Company intends to merge with and into American General Life Insurance Company ("AGL"), with AGL being the surviving company, to implement a more efficient legal entity structure, while continuing to market products and services under currently existing brands. AGL is also an indirect, wholly owned subsidiary of AIG. The merger transaction is subject to receipt of all required regulatory approvals, including the approvals of certain state insurance departments.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are included or incorporated by reference in Part B of this Registration Statement:

The following financial statements of Variable Annuity Account Five are incorporated by reference to Form N-4, Post-Effective Amendment No. 13 under the Securities Act of 1933 and Amendment No. 14 under the Investment Company Act of 1940, File Nos. 333-137860 and 811-07727, filed on August 26, 2011, Accession
No. 0000950123-11-080531:
     -   Report of Independent Registered Public Accounting Firm

     -   Statements of Assets and Liabilities, April 30, 2011


     -   Schedules of Portfolio Investments, April 30, 2011


     -   Statements of Operations for the year ended April 30, 2011


     - Statements of Changes in Net Assets for the years ended April 30, 2011 and 2010

     -   Notes to Financial Statements

The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included in Part B of this Registration Statement:




SunAmerica Annuity and Life Assurance Company Financial Statements:


     -   Report of Independent Registered Public Accounting Firm


     -   Consolidated Balance Sheets -- December 31, 2011 and 2010


     - Consolidated Statements of Income (Loss) -- Years Ended December 31, 2011, 2010 and 2009


     - Consolidated Statements of Comprehensive Income (Loss) -- Years Ended December 31, 2011, 2010 and 2009


     - Consolidated Statements of Shareholder's Equity -- Years Ended December 31, 2011, 2010 and 2009


     - Consolidated Statements of Cash Flows -- Years Ended December 31, 2011, 2010 and 2009


     -   Notes to Consolidated Financial Statements


(b) Exhibits

(1)   Resolutions Establishing Separate Account.................................    1
(2)   Custody Agreements........................................................    1
(3)   (a)  Form of Distribution Contract........................................    1
      (b)  Form of Selling Agreement............................................    1
(4)   (a)  Variable Annuity Contract............................................    10
      (b)  Optional Death Benefit Enhancement Endorsement.......................    4
      (c)  Guaranteed Minimum Account Value Endorsement.........................    5
      (d)  Guaranteed Minimum Withdrawal Benefit Endorsement....................    6
      (e)  Death Benefit Endorsement............................................    7
      (f)  Purchase Payment Accumulation Optional Death Benefit Endorsement.....    7
      (g)  Maximum Anniversary Value Optional Death Benefit Endorsement.........    7
      (h)  Nursing Home Waiver Endorsement......................................    7
      (i)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    8
      (j)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    9
      (k)  Optional Guaranteed Minimum Withdrawal Benefit For One Life/For Two
           Lives Endorsement....................................................    9
      (l)  Optional Guaranteed Minimum Withdrawal Benefit Endorsement...........    12
      (m)  Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement...    14
      (n)  Form of Optional Guaranteed Living Benefit Endorsement...............    15
      (o)  Form of Optional Guaranteed Living Benefit Endorsement...............    17
      (p)  Form of Optional Guaranteed Living Benefit Endorsement...............    17
      (q)  Form of Return of Purchase Payment Death Benefit Endorsement.........    17
      (r)  Form of Maximum Anniversary Value Optional Death Benefit
           Endorsement..........................................................    17
      (s)  Form of Optional Death Benefit Endorsement...........................    17
      (t)  Form of Extended Legacy Program Guide................................    19
(5)   (a)  Dollar Cost Averaging Endorsement....................................    2
      (b)  Application for Contract.............................................    3
      (c)  Participant Enrollment Form..........................................    2
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation.......................    18
      (b)  Article of Amendment to the Amended and Restated Articles of
           Incorporation........................................................    18
      (c)  Amended and Restated Bylaws..........................................    18
(7)   Reinsurance Contract......................................................    Not Applicable

(8)   Material Contracts
      (a)  Form of American Funds Insurance Series and SunAmerica Series Trust
           Master-Feeder Fund Participation Agreement...........................    13
      (b)  Form of Fidelity Variable Insurance Products Trust Fund Participation
           Agreement............................................................    16
      (c)  Form of T. Rowe Price Equity Series, Inc. Fund Participation
           Agreement............................................................    16
      (d)  Form of Seasons Series Trust Fund Participation Agreement............    1
(9)   Opinion of Counsel and Consent of Depositor...............................    11
(10)  Consents..................................................................    Filed Herewith
(11)  Financial Statements Omitted from Item 23.................................    Not Applicable
(12)  Initial Capitalization Agreement..........................................    Not Applicable
(13)  Other
      (a)  Power of Attorney -- SunAmerica Annuity and Life Assurance Company
           Directors............................................................    20
      (b)  Notice of Termination of Support Agreement...........................    19
      (c)  Capital Maintenance Agreement of American International Group, Inc...    19



--------

1 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-08859 and 811-07727, filed on March 11, 1997,
     Accession No. 0000912057-97-008516.

2 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-08859 and 811-07727, filed on July 27, 1998, Accession No. 0001047469-98-028410.

3 Incorporated by reference to Post-Effective Amendment No. 9, File No. 333-08877, filed on September 25, 2000, Accession No. 0000912057-00-042501

4 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001,
     Accession No. 0000950148-01-501929.


5 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 12, File Nos. 333-58234 and 811-03859, filed on April 16, 2004,
     Accession No. 0000950148-04-000752.



6 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No. 26, File Nos. 333-08859 and 811-07727, filed on May 21, 2004, Accession
     No. 0000950148-04-000953.


7 Incorporated by reference Post-Effective Amendment No. 26 and Amendment No. 27, File Nos. 333-08859 and 811-07727, filed on July 20, 2004, Accession
     No. 0000950129-04-005000.


8 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 22, File Nos. 333-58234 and 811-03859, filed on September 20, 2005,
     Accession No. 0000950129-05-009343.



9 Incorporated by reference to Post Effective Amendment No. 32 and Amendment No. 33, File Nos. 333-08859 and 811-07727, filed on May 1, 2006, Accession No. 0000950129-06-004661.


10 Incorporated by reference to Initial Registration Statement, File Nos. 333-134870 and 811-07727, filed on June 8, 2006, Accession No. 0000950129-06-
     006136.

11 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-137860 and 811-07727, filed December 21, 2006,
     Accession No. 0000950124-06-007761.

12 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 2, File Nos. 333-137860 and 811-07727, filed on February 13, 2007,
     Accession No. 0000950148-07-000035.

13 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-137892 and 811-03892, filed on April 26, 2007,
     Accession No. 0000950148-07-000101.

14 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-137860 and 811-07727, filed on February 4, 2008,
     Accession No. 0000950137-08-001536.

15 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 6, File Nos. 333-137860 and 811-07727, filed on April 29, 2008,
     Accession No. 0000950124-08-002120.

16 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 7, File Nos. 333-137860 and 811-07727, filed on August 25, 2008,
     Accession No. 0000950137-08-011050.

17 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-157199 and 811-03859, filed on April 27, 2009,
     Accession No. 0000950148-09-000059.

18 Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No. 9, File Nos. 333-137866 and 811-07727, filed on July 21, 2009,
     Accession No. 0000950123-09-023939.

19 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
     Accession No. 0000950123-11-040070.


20 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 4, File Nos. 333-172003 and 811-03859, filed on April 26, 2012.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


(a) The officers and directors of SunAmerica Annuity and Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6121, unless otherwise noted.



NAME                             POSITION
----                             --------
Jana W. Greer(1)                 Director, President and Chief Executive Officer
Michael J. Akers(2)              Director and Senior Vice President
William J. Carr(5)               Director
N. Scott Gillis(1)               Director, Senior Vice President and Chief
                                 Financial Officer
Roger E. Hahn(2)                 Director
William J. Kane(3)               Director
Scott H. Richland(4)             Director
Edwin R. Raquel(1)               Senior Vice President and Chief Actuary
Christine A. Nixon               Senior Vice President and Secretary
Stewart R. Polakov(1)            Senior Vice President and Controller
Mallary L. Reznik                Senior Vice President and General Counsel
Timothy W. Still(1)              Senior Vice President
Edward T. Texeria(1)             Senior Vice President and Chief Accounting Officer
Gavin D. Friedman                Vice President and Deputy General Counsel
William T. Devanney, Jr.(1)      Vice President
Rodney A. Haviland(1)            Vice President
Stephen J. Stone(1)              Senior Vice President
Monica F. Suryapranata(1)        Vice President and Variable Annuity Product
                                 Controller
Manda Ghaferi                    Assistant Vice President
Virginia N. Puzon                Assistant Secretary



--------


  (1)  21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901


  (2)  2929 Allen Parkway, Houston, TX 77019

  (3)  10816 Andora Avenue, Chatsworth, CA 91311

  (4)  P.O. Box 297, Palos Verdes Estates, CA 90274


  (5)  147 Warrenton Drive, Houston, TX 77024


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of SunAmerica Annuity and Life Assurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-11-001369, filed on February 23, 2012. Exhibit 21 is incorporated herein by reference.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2012, the number of Seasons Select II contracts funded by Variable Annuity Account Five was 6,281 of which 4,263 were qualified contracts and 2,018 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SunAmerica Annuity and Life Assurance Company

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's Bylaws ("Bylaws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the Bylaws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    SunAmerica Annuity and Life Assurance Company -- Variable Separate Account SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account One
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Two
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Four
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Five
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Seven
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Nine

    The United States Life Insurance Company in the City of New York -- FS Variable Separate Account


    The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account One


    The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account Two


    The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account Five



    Anchor Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Focused Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:

OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Stephen A. Maginn(1)        Director, Chief Distribution Officer
Frank Curran                Vice President, Controller, Financial Operation
                            Principal and Chief Financial Officer, Treasurer
James D. Siegel             Chief Compliance Officer
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary

     --------

      * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.


     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.



     (2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6121.


(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4901.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
-----------------------

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Five certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the City of Los Angeles, and State of California, on this 25th day of April, 2012.


                                        VARIABLE ANNUITY ACCOUNT FIVE
                                        (Registrant)


                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY
                                            (On behalf of Registrant and itself)


                                        By:       /s/ MALLARY L. REZNIK
                                            ------------------------------------

                                                     MALLARY L. REZNIK,
                                            SENIOR VICE PRESIDENT & GENERAL
                                                           COUNSEL


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----
JANA W. GREER*                       Director, President & Chief          April 25, 2012
-----------------------------             Executive Officer
JANA W. GREER                       (Principal Executive Officer)


MICHAEL J. AKERS*                              Director                   April 25, 2012
-----------------------------
MICHAEL J. AKERS


WILLIAM J. CARR*                               Director                   April 25, 2012
-----------------------------
WILLIAM J. CARR


N. SCOTT GILLIS*                  Director, Senior Vice President &       April 25, 2012
-----------------------------          Chief Financial Officer
N. SCOTT GILLIS                     (Principal Financial Officer)


ROGER E. HAHN*                                 Director                   April 25, 2012
-----------------------------
ROGER E. HAHN


WILLIAM J. KANE*                               Director                   April 25, 2012
-----------------------------
WILLIAM J. KANE


SCOTT H. RICHLAND*                             Director                   April 25, 2012
-----------------------------
SCOTT H. RICHLAND


STEWART R. POLAKOV*               Senior Vice President & Controller      April 25, 2012
-----------------------------       (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                          Attorney-in-Fact               April 25, 2012
-----------------------------
*MANDA GHAFERI

                                  EXHIBIT INDEX


EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------
    (10)      Consents